Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period November 1, 2013 through November 30, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	January 15, 2014
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 1 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 2 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $26.1 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $13.6 million as of July 22, 2012. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.2 million as of March 31, 2011. Additionally, the potential severance obligations with respect to the Company’s international flag business and corporate office, which exclude payments under the current approved Annual Incentive Plan and Non-Executive Incentive Plan, are estimated to be approximately $9 million and $1 million, respectively. The Company’s aggregate future real estate lease costs for the international flag business and the corporate office as of September 30, 2013 are approximately $3.8 million and $4 million, respectively.

In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013 it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of cumulative potential deemed dividends, (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings, in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 3 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Internal Revenue Service has filed proofs of claim in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes are in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

The adjustments made as a result of and the potential related cash impact of the restatements are discussed in Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements included in Item 8, “Financial Statement and Supplementary Data,” of the Company’s Annual Report on Form 10-K for 2012 (“Annual Report”), which was filed with the Securities and Exchange Commission on August 26, 2013, and the cumulative impact of the restatement for taxes at the beginning of fiscal year 2008 is presented in Item 6, “Selected Financial Data,” of the Annual Report. For additional discussion of the inquiry and the restatement adjustments, see Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Company Inquiry and Restatement,” and Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements in such Annual Report. For a description of the material weaknesses identified by management in internal control over financial reporting with respect to income taxes and fair market valuation of interest rate swaps and management’s remediation actions to address the material weaknesses, see Item 9A—“Controls and Procedures,” in such Annual Report.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 4 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix C. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of November 30, 2013 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to November 30, 2013.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of November 30, 2013 reflect impairment charges taken on fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2012 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 5 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Subsequent Events- On December 19, 2013, the Internal Revenue Service (the “IRS”) filed with the Bankruptcy Court-appointed claims agent claim number 1654, an amended proof of claim (the “Amended Proof of Claim”), a priority claim against OSG for corporate income tax and interest for the years 2004, 2005, 2009, 2010 and 2011, in the amount of $264,277,962.29. The Amended Proof of Claim amends claim number 82, in the amount of $463,013,177.63. On December 19, 2013, the IRS additionally filed with the Bankruptcy Court-appointed claims agent claim number 1653, an amended administrative claim (the “Amended Administrative Claim”), an administrative claim against OSG for corporate income tax, interest and penalties for 2012, in the amount of $1,659,739.94. The Amended Administrative Claim amends claim number 1650, in the amount of $1,654,764.80. More information regarding the Amended Proof of Claim and the Amended Administrative Claim is available in the Company’s Current Report on Form 8-K dated December 19, 2013.

On January 13, 2014, certain subsidiaries of OSG (the “Vessel-Holding Entities”) that own or charter-in 33 vessels in OSG’s international flag fleet (the “Core International Flag Fleet”) entered into ship management agreements with V.Ships UK Limited (“V.Ships”) providing for outsourcing certain management services, including, but not limited to, the technical management, certain aspects of commercial management and crew management of the Core International Flag Fleet (the “Ship Management Agreements”). In addition, OSG International, Inc. (“OIN”) entered into an agreement providing for certain services for the International Flag Fleet from OSG Ship Management (GR) Ltd. and OSG Ship Management (UK) Ltd. to V.Ships (the “Transition Agreement”). The effectiveness of the Transition Agreement and the Ship Management Agreements is subject to the approval of the Bankruptcy Court. More information regarding the outsourcing contemplated by the Transition Agreement and the Ship Management Agreements is available in the Company’s Current Report on Form 8-K dated January 13, 2014.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 6 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period November 1, 2013 through November 30, 2013

(in thousands of dollars)

Beginning Cash Balance	581,731

Cash Receipts:
Vessel Related Receipts	67,672
Other Receipts[2]	4,384
Total Receipts	72,056

Cash Disbursements:
Vessel Related Disbursements[3]	54,103
General and Administrative:
Compensation & Benefits	3,673
Other General & Administrative	2,555
Taxes	85
Restructuring Costs and Adequate Protection Payments	10,289
U.S. Trustee Fees	0
Other Disbursements	231
Total Disbursements	70,936

Ending Cash Balance[1]	582,851

1 Includes approximately $15 million of cash restricted under secured debt facilities, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

2 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

3 Includes expenses paid on behalf of joint ventures.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 7 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 1, 2013 through November 30, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$1,710,502
2	OSG International, Inc.	12-20001	2,535,214
3	OSG Bulk Ships, Inc.	12-20002	1,262,060
4	1372 Tanker Corporation	12-20003	470,335
5	Africa Tanker Corporation	12-20004	171,722
6	Alcesmar Limited	12-20005	194,967
7	Alcmar Limited	12-20006	271,019
8	Alpha Suezmax Corporation	12-20007	10,275
9	Alpha Tanker Corporation	12-20008	233
10	Amalia Product Corporation	12-20009	148,784
11	Ambermar Product Carrier Corporation	12-20010	182,110
12	Ambermar Tanker Corporation	12-20011	898
13	Andromar Limited	12-20012	231,691
14	Antigmar Limited	12-20013	158,604
15	Aqua Tanker Corporation	12-20014	3,853
16	Aquarius Tanker Corporation	12-20015	20,079
17	Ariadmar Limited	12-20016	203,554
18	Aspro Tanker Corporation	12-20017	1,057
19	Atalmar Limited	12-20018	1,336,858
20	Athens Product Tanker Corporation	12-20019	531,486
21	Atlas Chartering Corporation	12-20020	28,773
22	Aurora Shipping Corporation	12-20021	344,791
23	Avila Tanker Corporation	12-20022	858
24	Batangas Tanker Corporation	12-20023	281,999
25	Beta Aframax Corporation	12-20024	18,049

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 8 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 1, 2013 through November 30, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	31,265
27	Cabo Hellas Limited	12-20026	399,187
28	Cabo Sounion Limited	12-20027	222,913
29	Caribbean Tanker Corporation	12-20028	349,558
30	Carina Tanker Corporation	12-20029	17,153
31	Carl Product Corporation	12-20030	214,022
32	Concept Tanker Corporation	12-20031	401,240
33	Crown Tanker Corporation	12-20032	218
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	318,272
36	DHT Ania Aframax Corp.	12-20035	986
37	DHT Ann VLCC Corp.	12-20036	21,260
38	DHT Cathy Aframax Corp.	12-20037	12,306
39	DHT Chris VLCC Corp.	12-20038	17,741
40	DHT Rebecca Aframax Corp.	12-20039	1,453
41	DHT Regal Unity VLCC Corp.	12-20040	10,272
42	DHT Sophie Aframax Corp.	12-20041	8,089
43	Dignity Chartering Corporation	12-20042	38,326
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	270,765
46	Epsilon Aframax Corporation	12-20045	218,905
47	First Chemical Carrier Corporation	12-20046	11,186
48	First LPG Tanker Corporation	12-20047	4,584
49	First Union Tanker Corporation	12-20048	370,232
50	Fourth Aframax Tanker Corporation	12-20049	248,505

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 9 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 1, 2013 through November 30, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	407,910
52	Goldmar Limited	12-20051	221,562
53	GPC Aframax Corporation	12-20052	34,548
54	Grace Chartering Corporation	12-20053	6,187
55	International Seaways, Inc.	12-20054	2,895,647
56	Jademar Limited	12-20055	188,371
57	Joyce Car Carrier Corporation	12-20056	12,133
58	Juneau Tanker Corporation	12-20057	5,905
59	Kimolos Tanker Corporation	12-20058	1,049,746
60	Kythnos Chartering Corporation	12-20059	863,833
61	Leo Tanker Corporation	12-20060	29,570
62	Leyte Product Tanker Corporation	12-20061	351,462
63	Limar Charter Corporation	12-20062	47,740
64	Luxmar Product Tanker Corporation	12-20063	1,069,337
65	Luxmar Tanker LLC	12-20064	31,097
66	Majestic Tankers Corporation	12-20065	356,225
67	Maple Tanker Corporation	12-20066	285,731
68	Maremar Product Tanker Corporation	12-20067	39
69	Maremar Tanker LLC	12-20068	75,885
70	Marilyn Vessel Corporation	12-20069	309
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	17,375
73	Milos Product Tanker Corporation	12-20072	994,715
74	Mindanao Tanker Corporation	12-20073	34,788
75	Mykonos Tanker LLC	12-20074	598,350

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 10 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 1, 2013 through November 30, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	-
77	Oak Tanker Corporation	12-20076	364,221
78	Ocean Bulk Ships, Inc.	12-20077	5
79	Oceania Tanker Corporation	12-20078	126,786
80	OSG 192 LLC	12-20079	100,125
81	OSG 209 LLC	12-20080	131,900
82	OSG 214 LLC	12-20081	138,869
83	OSG 215 Corporation	12-20082	80
84	OSG 242 LLC	12-20083	81,842
85	OSG 243 LLC	12-20084	790,974
86	OSG 244 LLC	12-20085	368,586
87	OSG 252 LLC	12-20086	77,081
88	OSG 254 LLC	12-20087	122,911
89	OSG 300 LLC	12-20088	27
90	OSG 400 LLC	12-20089	9,480
91	OSG America L.P.	12-20090	26
92	OSG America LLC	12-20091	149
93	OSG America Operating Company LLC	12-20092	851,825
94	OSG Car Carriers, Inc.	12-20093	4,466
95	OSG Clean Products International, Inc.	12-20094	32
96	OSG Columbia LLC	12-20095	248,345
97	OSG Constitution LLC	12-20096	1,831
98	OSG Courageous LLC	12-20097	281,594
99	OSG Delaware Bay Lightering LLC	12-20098	1,563,332
100	OSG Discovery LLC	12-20099	854

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 11 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 1, 2013 through November 30, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	155
102	OSG Endurance LLC	12-20101	232,127
103	OSG Enterprise LLC	12-20102	250,437
104	OSG Financial Corp.	12-20103	6,570
105	OSG Freedom LLC	12-20104	7,578
106	OSG Honour LLC	12-20105	266,128
107	OSG Independence LLC	12-20106	254,846
108	OSG Intrepid LLC	12-20107	195,246
109	OSG Liberty LLC	12-20108	6,574
110	OSG Lightering LLC	12-20109	5,078,848
111	OSG Lightering Acquisition Corporation	12-20110	1,295
112	OSG Lightering Solutions LLC	12-20111	2,224
113	OSG Mariner LLC	12-20112	155
114	OSG Maritrans Parent LLC	12-20113	72,786
115	OSG Navigator LLC	12-20114	238,480
116	OSG New York, Inc.	12-20115	456,491
117	OSG Product Tankers AVTC, LLC	12-20116	32
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	3
120	OSG Product Tankers I, LLC	12-20119	3
121	OSG Product Tankers, LLC	12-20120	5
122	OSG Quest LLC	12-20121	98
123	OSG Seafarer LLC	12-20122	444
124	OSG Ship Management, Inc.	12-20123	4,181,053
125	OSG Valour LLC	12-20124	725

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 12 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 1, 2013 through November 30, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,533,820
128	Overseas Boston LLC	12-20127	1,333,876
129	Overseas Diligence LLC	12-20128	259
130	Overseas Galena Bay LLC	12-20129	1,720
131	Overseas Houston LLC	12-20130	1,273,283
132	Overseas Integrity LLC	12-20131	694
133	Overseas Long Beach LLC	12-20132	1,205,080
134	Overseas Los Angeles LLC	12-20133	1,278,369
135	Overseas Martinez LLC	12-20134	1,248,393
136	Overseas New Orleans LLC	12-20135	1,425
137	Overseas New York LLC	12-20136	1,172,635
138	Overseas Nikiski LLC	12-20137	1,381,940
139	Overseas Perseverance Corporation	12-20138	246
140	Overseas Philadelphia LLC	12-20139	587
141	Overseas Puget Sound LLC	12-20140	5,542
142	Overseas Sea Swift Corporation	12-20141	5
143	Overseas Shipping (GR) Ltd.	12-20142	376,575
144	Overseas ST Holding LLC	12-20143	1,314,315
145	Overseas Tampa LLC	12-20144	1,464,633
146	Overseas Texas City LLC	12-20145	1,315,991
147	Pearlmar Limited	12-20146	227,191
148	Petromar Limited	12-20147	1,026,449
149	Pisces Tanker Corporation	12-20148	21,034
150	Polaris Tanker Corporation	12-20149	19,841

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 13 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 1, 2013 through November 30, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	42,930
152	Reymar Limited	12-20151	206,982
153	Rich Tanker Corporation	12-20152	860,334
154	Rimar Chartering Corporation	12-20153	50,463
155	Rosalyn Tanker Corporation	12-20154	228,560
156	Rosemar Limited	12-20155	218,267
157	Rubymar Limited	12-20156	35,583
158	Sakura Transport Corp.	12-20157	535,832
159	Samar Product Tanker Corporation	12-20158	342,405
160	Santorini Tanker LLC	12-20159	1,169,924
161	Serifos Tanker Corporation	12-20160	1,012,215
162	Seventh Aframax Tanker Corporation	12-20161	308,470
163	Shirley Tanker SRL	12-20162	50,346
164	Sifnos Tanker Corporation	12-20163	466,730
165	Silvermar Limited	12-20164	189,962
166	Sixth Aframax Tanker Corporation	12-20165	193,255
167	Skopelos Product Tanker Corporation	12-20166	872,341
168	Star Chartering Corporation	12-20167	449,735
169	Suezmax International Agencies, Inc.	12-20168	851,113
170	Talara Chartering Corporation	12-20169	33,274
171	Third United Shipping Corporation	12-20170	34,055
172	Tokyo Transport Corp.	12-20171	349,522
173	Transbulk Carriers, Inc.	12-20172	164
174	Troy Chartering Corporation	12-20173	25,911
175	Troy Product Corporation	12-20174	37,937

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 14 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 1, 2013 through November 30, 2013

176	Urban Tanker Corporation	12-20175	416,525
177	Vega Tanker Corporation	12-20176	2,337
178	View Tanker Corporation	12-20177	700,182
179	Vivian Tankships Corporation	12-20178	11,535
180	Vulpecula Chartering Corporation	12-20179	27,730
181	Wind Aframax Tanker Corporation	12-20180	17

		Total Disbursements	$65,332,858

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 15 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period November 1, 2013 through November 30, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$982,127	$30,941	$1,013,068	$5,123,651	$181,723	$5,305,374
Bowman Gilfillan, Inc.	-	-	-	50,499	17,446	67,945
Burke & Parsons	95,158	2,978	98,136	420,952	10,371	431,323
Chilmark Partners, LLC	440,000	30,671	470,671	1,320,000	141,959	1,461,959
Cleary Gottlieb Steen & Hamilton LLP	1,578,705	22,345	1,601,050	15,667,784	488,742	16,156,526
Deloitte & Touche LLP	872,214	17,263	889,477	1,441,323	33,426	1,474,749
Deloitte Tax LLP	600,207	2,090	602,297	3,349,686	9,691	3,359,377
Eversheds LLP	77,131	-	77,131	198,367	1,588	199,955
FTI Consulting, Inc.	506,070	755	506,825	2,967,880	6,000	2,973,880
Gellert, Scali, Busenkell & Brown, LLC	-	-	-	-	-	-
Houlihan Lokey Capital, Inc.	525,000	19,953	544,953	1,580,833	42,529	1,623,362
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Mercer (US) Inc.	-	-	-	138,490	39,400	177,890
Morris, Nichols, Arsht & Tunnell LLP	97,264	1,221	98,485	727,461	27,762	755,223
Mullin Hoard & Brown LLP	205,289	4,595	209,884	954,751	54,426	1,009,177
Pepper Hamilton LLP	13,082	402	13,484	182,601	8,940	191,541
Pricewaterhouse Coopers LLP	2,857,082	37,171	2,894,253	4,768,847	63,735	4,832,582
Venable LLP	-	-	-	-	-	-
Total Professional Fees and Expenses	$8,849,329	$170,385	$9,019,714	$38,893,125	$1,127,738	$40,020,863

[1]	Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the "Retention Orders") prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 16 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period November 1, 2013 through November 30, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Gellert, Scali, Busenkell & Brown, LLC	Debtors' Special Litigation Counsel
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 17 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash

Disbursements Journal

For the Period November 1, 2013 through November 30, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 18 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods November 1, 2013 through November 30, 2013, and

November 14, 2012 through November 30, 2013

(in thousands of dollars)

	November 1, 2013 through November 30, 2013	November 14, 2012 through November 30, 2013

Shipping Revenues:

Pool revenues	$11,498	$187,566
Time and bareboat charter revenues	32,484	381,903
Voyage charter revenues	41,997	485,277
	85,979	1,054,746
Operating Expenses:
Voyage expenses	25,751	262,186
Vessel expenses	21,235	276,976
Charter hire expenses	14,894	235,762
Depreciation and amortization	14,292	185,504
General and administrative	6,956	95,777
(Gain)/loss on disposal of vessels, including impairments	(41)	278,309
Total Operating Expenses	83,087	1,334,514
Income/(Loss) from Vessel Operations	2,892	(279,768)
Equity in Income/(Loss) of Affiliated Companies	2,770	42,773
Operating Income/(Loss)	5,662	(236,995)
Other Income/(expense)	38	1,050
Income/(loss) before Interest Expense and Income Taxes	5,700	(235,945)
Interest Expense	(8)	(195)
Income/(loss) before Reorganization Items and Income Taxes	5,692	(236,140)
Reorganization Items, net	15,478	299,328
Loss before Income Taxes	(9,786)	(535,468)
Income Tax (Benefit)/Provision	140	(8,278)
Net Loss	$(9,926)	$(527,190)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 19 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods November 1, 2013 through November 30, 2013, and

November 14, 2012 through November 30, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013, it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

3.	Pool revenue and voyage expense presentation—For the Company’s vessels operating in pools, revenues and voyage expenses are pooled and allocated to each pool’s participants on a time charter equivalent (“TCE”) basis in accordance with an agreed-upon formula. Such TCE revenues are reported as pool revenues in the accompanying condensed consolidated statement of operations. For the pools in which the Company participates, management monitors, among other things, the relative proportion of the Company’s vessels operating in each of the pools to the total number of vessels in each of the respective pools, and assesses whether or not OSG’s participation interest in each of the pools is sufficiently significant so as to determine that OSG has effective control of the pool. Management determined that as of June 30, 2013, it had effective control of one of the pools in which the Company participates. Such pool is not a legal entity, but operates under a contractual arrangement. Pool revenue amounts previously reported on a net TCE basis in July and August 2013 were reversed in September 2013 and the cumulative effect

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 20 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations (continued)

For the Periods November 1, 2013 through November 30, 2013, and

November 14, 2012 through November 30, 2013

(in thousands of dollars)

of reporting the Company’s allocated TCE revenues for such pool on a gross basis as voyage charter revenues and voyage expenses for the three months ended September 30, 2013 was recorded in September 2013.

4.	Reorganization Items consists of the following:

	November 1, 2013	November 14, 2012
	through	through
	November 30, 2013	November 30, 2013
Professional fees, including Trustee Fees of $250 and $3,453	$5,442	$69,372
Expenses incurred on rejected executory contracts	9,835	229,755
Other claims adjustments	201	201
	$15,478	$299,328

The books and records include estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to November 30, 2013. These amounts are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, continued reconciliation or other events. In November 2013, the Company recorded an increase of $9,835 in the estimated liability for executory contracts, charters-in, which were rejected prior to November 30, 2013.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 21 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and November 30, 2013

(in thousands of dollars)

	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$582,851
Voyage receivables	171,753	142,327
Other receivables	59,295	25,413
Inventory	14,150	16,186
Prepaid expenses and other current assets	46,636	25,898
Total Current Assets	769,807	792,675
Vessels and other property, less accumulated depreciation	3,135,823	2,738,213
Deferred drydock expenditures, net	73,898	58,233
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,796,446
Investments in Affiliated Companies	247,964	314,695
Intangible Assets, less accumulated amortization	72,655	67,224
Goodwill	9,589	9,589
Other Assets	16,464	26,907
Total Assets	$4,326,200	$4,007,536

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$425,818

Total Current Liabilities	93,170	425,818

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	384,737
Liabilities Subject to Compromise	2,623,588	2,833,699
Total Noncurrent Liabilities	3,387,781	3,218,436

Total Liabilities	3,480,951	3,644,254
Equity:
Total Equity	845,249	363,282
Total Liabilities and Equity	$4,326,200	$4,007,536

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 22 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and November 30, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 23 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and November 30, 2013

(in thousands of dollars)

appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of November 30, 2013 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 24 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and November 30, 2013

(in thousands of dollars)

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	November 30, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$4,426
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	565,516
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	36,673
Accrued liabilities relating to rejected executory contracts	0	223,281

	$2,623,588	$2,833,699

The reduction in Pension and other postretirement benefit plan liabilities in the above table is principally attributable to an increase in the discount rate subsequent to November 13, 2012 that was used to calculate the benefit obligation under the Debtors’ domestic defined benefit pension plan. In November 2013, management revised its estimates of provisions needed for seven rejected executory contracts with respect to vessels that had been chartered-in by the Debtors. The impact of such revisions, an increase in the accrued liability relating to rejected executory claims of approximately $9,835 (and an aggregate reduction of the liquidated amounts of such claims of $24,406), has been reflected in the financial statements presented herein. Subsequent to November 2013, management revised its estimates of provisions needed for eleven additional rejected executory contracts with respect to vessels that had been chartered-in by Debtors. The impact of such revision, an increase in the accrued liability relating to rejected executory contracts of approximately $21,762 (and a reduction of the liquidated amount of such claims of $49,339), will be reflected in the Monthly Operating Report for the period December 1, 2013 through December 31, 2013.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 25 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of November 30, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.          I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.          All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.          To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: January 15, 2014	Respectfully submitted,
New York, New York
/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 26 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

November 30, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$9,015,807	$1,046,498	$186,351	$159,942	$630,383	$11,038,981
82%	9%	2%	1%	6%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 27 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

November 30, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	>180	Total
Trade Receivables:
Trade - Invoiced [2]	$15,817,641	$5,749,014	$3,462,695	$1,060,789	$1,443,028	$5,378,191	$32,911,358
Trade - Accrued and Unbilled[3]							$24,235,337
Trade - Pools[4]							$86,763,662
Allowance for Doubtful Receivables							$(2,190,320)
Accounts Receivable	$15,817,641	$5,749,014	$3,462,695	$1,060,789	$1,443,028	$5,378,191	$141,720,037
Percentage of Trade-Invoiced [5]	48%	18%	11%	3%	4%	16%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 28 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period November 1, 2013 through November 30, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 29 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 30 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080
Monthly Operating Report November 1, 2013 through November 30, 2013 Page 31 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 32 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 33 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 34 of 169

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of November 30, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of November 30, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	214,387,421.57
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	1,870,384.55
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,155,085.62)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	16,377,040.88
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	370,825.73
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	4,419,476.45
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	119,337,363.90
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	10,539,912.78
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	12,225,606.13
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(23,357.45)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	17,994.64
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	2,983,313.96
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	72,457.12
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,050,841.08
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	65,006,222.31
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	62,722,716.19
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	1,513,068.02
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	35,005,050.75
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Serifos Tanker Corporation	98-0513004	JPMorgan Chase	USD	XXXXX0222	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	109.48
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	4,109.25
Sifnos Tanker Corporation	98-0513006	JPMorgan Chase	USD	XXXXX0230	-
				TOTAL	$569,745,473.02

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 36 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

The average monthly crew costs for the international flag business were approximately $6.1 million per month for the nine months ended September 30, 2013. The average monthly base compensation and benefit costs for onshore personnel related to the international flag business and corporate office not associated with the international flag business for the nine months ended September 30, 2013 are approximately $2.2 million and $0.2 million per month, respectively. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Monthly Operating Report November 1, 2013 through November 30, 2013 Page 37 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$0	$45	$(1)	$(24)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	0	45	(1)	(24)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	14	(51)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	-	-
General and administrative	287	6,003	224	5,633
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	287	6,003	238	5,631
Income/(loss) from Vessel Operations	(287)	(5,959)	(239)	(5,655)
Equity in Income/(loss) of Affiliated Companies	-	215	597	8,047
Operating Income/(loss)	(287)	(5,743)	358	2,392
Other Income/(expense)	530	6,499	(1,516)	(18,651)
Income/(loss) before Interest Expense and Income Taxes	243	756	(1,158)	(16,259)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	243	756	(1,158)	(16,259)
Reorganization Items, net	5,292	71,626	-	-
Income/(loss) before Income Taxes	(5,050)	(70,871)	(1,158)	(16,259)
Income Tax (Benefit)/Provision	106	(9,596)	6	121
Net Income/(Loss)	$(5,156)	$(61,274)	$(1,165)	$(16,380)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$12	$3,416
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	979	7,652
	-	-	991	11,068
Operating Expenses:
Voyage expenses	-	-	689	5,401
Vessel expenses	8	17	430	3,290
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	253	3,213
General and administrative	4	162	-	0
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	12	175	1,371	11,905
Income/(loss) from Vessel Operations	(12)	(175)	(381)	(837)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(12)	(175)	(381)	(837)
Other Income/(expense)	(207)	(2,281)	(1)	(9)
Income/(loss) before Interest Expense and Income Taxes	(219)	(2,456)	(381)	(845)
Interest Expense	-	0	-	(12)
Income/(loss) before Reorganization Items and Income Taxes	(219)	(2,456)	(381)	(858)
Reorganization Items, net	-	-	-	31
Income/(loss) before Income Taxes	(219)	(2,456)	(381)	(889)
Income Tax (Benefit)/Provision	1	1,021	-	-
Net Income/(Loss)	$(220)	$(3,476)	$(381)	$(889)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Africa Tanker Corporation		Alcesmar Limited
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$378	$5,254
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	378	5,258
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	6	74	245	2,398
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	108	1,525
General and administrative	-	93	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	6	167	354	22,667
Income/(loss) from Vessel Operations	(6)	(167)	25	(17,410)
Equity in Income/(loss) of Affiliated Companies	2,173	30,768	-	-
Operating Income/(loss)	2,167	30,601	25	(17,410)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,167	30,601	25	(17,410)
Interest Expense	-	-	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	2,167	30,601	25	(17,415)
Reorganization Items, net	-	-	-	31
Income/(loss) before Income Taxes	2,167	30,601	25	(17,446)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,167	$30,601	$25	$(17,446)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Alcmar Limited		Alpha Suezmax Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$375	$5,401	$6	$(157)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	375	5,404	6	1,133
Operating Expenses:
Voyage expenses	-	(28)	0	255
Vessel expenses	216	2,472	-	385
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	92	1,313	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	308	22,113	0	2,353
Income/(loss) from Vessel Operations	67	(16,709)	5	(1,220)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	67	(16,709)	5	(1,220)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	67	(16,709)	5	(1,220)
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	67	(16,714)	5	(1,220)
Reorganization Items, net	-	31	986	15,492
Income/(loss) before Income Taxes	67	(16,745)	(980)	(16,712)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$67	$(16,745)	$(980)	$(16,712)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$(2)	$375	$6,793
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	13
	-	(2)	375	6,807
Operating Expenses:
Voyage expenses	-	-	-	11
Vessel expenses	-	-	231	2,376
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	237	3,266
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	469	5,654
Income/(loss) from Vessel Operations	-	(133)	(94)	1,153
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(133)	(94)	1,153
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(133)	(94)	1,153
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(133)	(94)	1,153
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(133)	(94)	1,153
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(133)	$(94)	$1,153

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	435	1,566	-	-
Voyage charter revenues	(2)	8,359	-	-
	433	9,925	-	-
Operating Expenses:
Voyage expenses	(13)	3,852	-	(4)
Vessel expenses	156	2,511	-	1
Charter hire expenses	-	-	-	-
Depreciation and amortization	77	1,133	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	220	23,231	-	(3)
Income/(loss) from Vessel Operations	214	(13,306)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	214	(13,306)	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	214	(13,306)	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	214	(13,306)	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	214	(13,306)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$214	$(13,306)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Andromar Limited		Antigmar Limited
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$375	$5,416	$374	$5,394
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(76)	-	51
	375	5,340	374	5,445
Operating Expenses:
Voyage expenses	-	2	-	73
Vessel expenses	230	2,254	203	2,279
Charter hire expenses	-	-	-	-
Depreciation and amortization	99	1,395	85	1,217
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	329	22,858	288	22,474
Income/(loss) from Vessel Operations	46	(17,519)	86	(17,029)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	46	(17,519)	86	(17,029)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	46	(17,519)	86	(17,029)
Interest Expense	-	(5)	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	46	(17,524)	86	(17,034)
Reorganization Items, net	-	31	-	31
Income/(loss) before Income Taxes	46	(17,555)	86	(17,065)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$46	$(17,555)	$86	$(17,065)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	23	4,574
	-	(3)	23	4,574
Operating Expenses:
Voyage expenses	-	-	2	2,685
Vessel expenses	-	-	-	15
Charter hire expenses	-	(203)	9	1,927
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	11	4,627
Income/(loss) from Vessel Operations	-	197	12	(53)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	197	12	(53)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	197	12	(53)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	197	12	(53)
Reorganization Items, net	-	-	-	1,838
Income/(loss) before Income Taxes	-	197	12	(1,891)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$197	$12	$(1,891)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Ariadmar Limited		Aspro Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$380	$5,227	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	380	5,227	-	(3)
Operating Expenses:
Voyage expenses	26	25	-	-
Vessel expenses	177	2,282	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	101	1,436	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	304	22,825	-	57
Income/(loss) from Vessel Operations	76	(17,597)	-	(60)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	76	(17,597)	-	(60)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	76	(17,597)	-	(60)
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	76	(17,603)	-	(60)
Reorganization Items, net	-	31	-	-
Income/(loss) before Income Taxes	76	(17,634)	-	(60)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$76	$(17,634)	$-	$(60)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Atalmar Limited		Athens Product Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	678	13,221	1,183	13,773
	678	13,221	1,183	13,773
Operating Expenses:
Voyage expenses	591	7,913	693	6,465
Vessel expenses	193	2,157	141	1,944
Charter hire expenses	-	-	-	-
Depreciation and amortization	96	1,362	132	1,679
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	879	30,392	966	10,088
Income/(loss) from Vessel Operations	(201)	(17,171)	217	3,685
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(201)	(17,171)	217	3,685
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(201)	(17,171)	217	3,685
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(201)	(17,171)	217	3,685
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(201)	(17,171)	217	3,685
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(201)	$(17,171)	$217	$3,685

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(25)	$3,382
Time and bareboat charter revenues	-	-	540	2,078
Voyage charter revenues	52	3,975	-	-
	52	3,975	515	5,461
Operating Expenses:
Voyage expenses	1	2,053	24	218
Vessel expenses	-	9	219	4,783
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	237	2,963
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1	4,045	480	7,964
Income/(loss) from Vessel Operations	51	(70)	35	(2,504)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	51	(70)	35	(2,504)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	51	(70)	35	(2,504)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	51	(70)	35	(2,504)
Reorganization Items, net	-	2,422	-	-
Income/(loss) before Income Taxes	51	(2,492)	35	(2,504)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$51	$(2,492)	$35	$(2,504)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,364	6,539
	-	(3)	1,364	6,539
Operating Expenses:
Voyage expenses	-	-	960	4,634
Vessel expenses	-	-	205	995
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	216	992
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	1,380	6,622
Income/(loss) from Vessel Operations	-	78	(16)	(82)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	78	(16)	(82)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	78	(16)	(82)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	78	(16)	(82)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	78	(16)	(82)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$78	$(16)	$(82)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$(1)	$(2)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	(1)	1,705	-	22
Operating Expenses:
Voyage expenses	-	-	1	(68)
Vessel expenses	2	577	(0)	77
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	2	2,316	0	(11)
Income/(loss) from Vessel Operations	(3)	(611)	(0)	33
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3)	(611)	(0)	33
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(3)	(611)	(0)	33
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3)	(611)	(0)	33
Reorganization Items, net	-	25,346	-	-
Income/(loss) before Income Taxes	(3)	(25,957)	(0)	33
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(3)	$(25,957)	$(0)	$33

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	4,178	365	4,426
Voyage charter revenues	-	11	-	14
	-	4,189	365	4,440
Operating Expenses:
Voyage expenses	-	119	9	120
Vessel expenses	219	2,392	194	2,774
Charter hire expenses	-	-	-	-
Depreciation and amortization	170	2,400	204	2,565
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	389	4,911	406	5,458
Income/(loss) from Vessel Operations	(389)	(722)	(42)	(1,019)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(389)	(722)	(42)	(1,019)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(389)	(722)	(42)	(1,019)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(389)	(722)	(42)	(1,019)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(389)	(722)	(42)	(1,019)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(389)	$(722)	$(42)	$(1,019)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$(4)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	910	10,924	(72)	4,780
	910	10,920	(72)	4,780
Operating Expenses:
Voyage expenses	527	5,658	(0)	2,106
Vessel expenses	213	4,213	-	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	994	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	791	28,250	(0)	4,266
Income/(loss) from Vessel Operations	119	(17,330)	(72)	514
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	119	(17,330)	(72)	514
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	119	(17,330)	(72)	514
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	119	(17,330)	(72)	514
Reorganization Items, net	-	-	905	4,102
Income/(loss) before Income Taxes	119	(17,330)	(977)	(3,588)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$119	$(17,330)	$(977)	$(3,588)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Carl Product Corporation		Concept Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$(5)	$(33)	$418	$5,422
Time and bareboat charter revenues	393	4,833	-	-
Voyage charter revenues	-	10	-	(4)
	388	4,810	418	5,418
Operating Expenses:
Voyage expenses	11	(259)	-	-
Vessel expenses	196	2,158	13	62
Charter hire expenses	-	-	390	5,302
Depreciation and amortization	239	3,294	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	446	5,194	403	5,364
Income/(loss) from Vessel Operations	(59)	(384)	15	54
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(59)	(384)	15	54
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(59)	(384)	15	54
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(59)	(384)	15	54
Reorganization Items, net	-	-	(252)	1,943
Income/(loss) before Income Taxes	(59)	(384)	267	(1,889)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(59)	$(384)	$267	$(1,889)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$(1)	$(63)	$-	$(4)
Time and bareboat charter revenues	408	5,183	-	-
Voyage charter revenues	-	-	-	-
	407	5,120	-	(4)
Operating Expenses:
Voyage expenses	3	44	-	-
Vessel expenses	277	3,086	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	197	2,508	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	477	5,638	-	-
Income/(loss) from Vessel Operations	(70)	(517)	-	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(70)	(517)	-	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(70)	(517)	-	(4)
Interest Expense	-	(19)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(70)	(537)	-	(4)
Reorganization Items, net	-	141	(12)	(12)
Income/(loss) before Income Taxes	(70)	(677)	12	8
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(70)	$(677)	$12	$8

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$13	$587	$4	$218
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	13	587	4	218
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	(0)	10
Charter hire expenses	203	1,615	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	203	1,719	(0)	998
Income/(loss) from Vessel Operations	(190)	(1,132)	4	(780)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(190)	(1,132)	4	(780)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(190)	(1,132)	4	(780)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(190)	(1,132)	4	(780)
Reorganization Items, net	(119)	(119)	(27)	(27)
Income/(loss) before Income Taxes	(71)	(1,013)	31	(753)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(71)	$(1,013)	$31	$(753)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$7	$43	$-	$(5)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	7	43	-	(5)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	0	(5)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	(5)	-	(0)
Income/(loss) from Vessel Operations	7	49	-	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	7	49	-	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	7	49	-	(4)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	7	49	-	(4)
Reorganization Items, net	144	144	-	-
Income/(loss) before Income Taxes	(138)	(96)	-	(4)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(138)	$(96)	$-	$(4)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$3	$(22)	$(1)	$(75)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	3	(22)	(1)	(75)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	3	(22)	(1)	(72)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	3	(22)	(1)	(72)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	3	(22)	(1)	(72)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	3	(22)	(1)	(72)
Reorganization Items, net	258	258	17	17
Income/(loss) before Income Taxes	(254)	(280)	(18)	(89)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(254)	$(280)	$(18)	$(89)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$7	$314	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	7	300	-	-
Operating Expenses:
Voyage expenses	0	18	-	-
Vessel expenses	(2)	389	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(2)	1,526	-	-
Income/(loss) from Vessel Operations	8	(1,226)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	8	(1,226)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	8	(1,226)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	8	(1,226)	-	-
Reorganization Items, net	5,695	34,442	-	-
Income/(loss) before Income Taxes	(5,687)	(35,668)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(5,687)	$(35,668)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$2,012	$-	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,197	6,879	1,012	5,802
	1,197	8,891	1,012	7,749
Operating Expenses:
Voyage expenses	845	4,945	705	4,330
Vessel expenses	240	2,832	227	2,636
Charter hire expenses	-	-	-	-
Depreciation and amortization	136	1,720	195	2,484
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,221	9,497	1,127	9,450
Income/(loss) from Vessel Operations	(24)	(606)	(116)	(1,701)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(24)	(606)	(116)	(1,701)
Other Income/(expense)	-	-	(2)	(10)
Income/(loss) before Interest Expense and Income Taxes	(24)	(606)	(118)	(1,711)
Interest Expense	-	-	-	(14)
Income/(loss) before Reorganization Items and Income Taxes	(24)	(606)	(118)	(1,725)
Reorganization Items, net	-	-	-	141
Income/(loss) before Income Taxes	(24)	(606)	(118)	(1,866)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(24)	$(606)	$(118)	$(1,866)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000s)	November 1 -30, 2013	November 14, 2012 -November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	3,888	-	-
Voyage charter revenues	-	-	-	-
	-	3,888	-	-
Operating Expenses:
Voyage expenses	-	49	-	-
Vessel expenses	-	48	-	-
Charter hire expenses	-	2,976	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3,073	-	-
Income/(loss) from Vessel Operations	-	815	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	815	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	815	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	815	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	815	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$815	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$701	$4,048	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	1,060	13,712
	701	4,048	1,060	13,708
Operating Expenses:
Voyage expenses	35	421	673	7,939
Vessel expenses	385	4,009	310	2,912
Charter hire expenses	-	-	-	-
Depreciation and amortization	160	2,271	64	1,255
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	15,717
Total Operating Expenses	580	23,603	1,047	27,824
Income/(loss) from Vessel Operations	121	(19,555)	13	(14,115)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	121	(19,555)	13	(14,115)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	121	(19,555)	13	(14,115)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	121	(19,555)	13	(14,115)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	121	(19,555)	13	(14,115)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$121	$(19,555)	$13	$(14,115)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Front President Inc.		Goldmar Limited
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$761	$6,711	$382	$6,502
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	1
	761	6,711	382	6,504
Operating Expenses:
Voyage expenses	39	410	1	10
Vessel expenses	256	3,181	154	2,581
Charter hire expenses	-	-	-	-
Depreciation and amortization	356	4,520	204	2,593
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	651	8,111	360	5,184
Income/(loss) from Vessel Operations	110	(1,400)	22	1,319
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	110	(1,400)	22	1,319
Other Income/(expense)	(2)	(19)	-	-
Income/(loss) before Interest Expense and Income Taxes	108	(1,419)	22	1,319
Interest Expense	-	(27)	-	-
Income/(loss) before Reorganization Items and Income Taxes	108	(1,446)	22	1,319
Reorganization Items, net	94	235	-	-
Income/(loss) before Income Taxes	14	(1,680)	22	1,319
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$14	$(1,680)	$22	$1,319

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$5	$894	$(0)	$1,542
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	5	894	(0)	1,542
Operating Expenses:
Voyage expenses	0	25	-	-
Vessel expenses	1	1,190	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	4	91	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	6	3,094	-	1,621
Income/(loss) from Vessel Operations	(1)	(2,199)	(0)	(79)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(2,199)	(0)	(79)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(2,199)	(0)	(79)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(2,199)	(0)	(79)
Reorganization Items, net	-	19,833	-	859
Income/(loss) before Income Taxes	(1)	(22,032)	(0)	(939)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(22,032)	$(0)	$(939)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	International Seaways, Inc.		Jademar Limited
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$(1)	$14,659	$389	$6,539
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	7,970	44,266	-	9
	7,969	58,925	389	6,548
Operating Expenses:
Voyage expenses	5,569	31,873	1	23
Vessel expenses	222	3,173	189	2,211
Charter hire expenses	2,097	28,358	-	-
Depreciation and amortization	91	178	208	2,653
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	-
Total Operating Expenses	7,978	63,582	398	4,886
Income/(loss) from Vessel Operations	(9)	(4,658)	(10)	1,662
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	(4,658)	(10)	1,662
Other Income/(expense)	2	2	-	-
Income/(loss) before Interest Expense and Income Taxes	(6)	(4,655)	(10)	1,662
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(6)	(4,655)	(10)	1,662
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(6)	(4,655)	(10)	1,662
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(6)	$(4,655)	$(10)	$1,662

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	1	12	-	-
Vessel expenses	9	(5)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	9	(103)	-	-
Income/(loss) from Vessel Operations	(9)	42	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	42	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	42	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	42	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(9)	42	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(9)	$42	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,051	11,513	1,262	12,031
	1,051	11,513	1,262	12,031
Operating Expenses:
Voyage expenses	340	6,247	653	6,376
Vessel expenses	216	2,354	133	2,150
Charter hire expenses	188	3,110	-	-
Depreciation and amortization	26	390	118	1,458
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	769	12,101	904	9,984
Income/(loss) from Vessel Operations	282	(588)	358	2,046
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	282	(588)	358	2,046
Other Income/(expense)	-	-	-	8
Income/(loss) before Interest Expense and Income Taxes	282	(588)	358	2,054
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	282	(588)	358	2,054
Reorganization Items, net	-	10,467	-	-
Income/(loss) before Income Taxes	282	(11,055)	358	2,054
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$282	$(11,055)	$358	$2,054

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$377	$3,995
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(3)	4,763	3	3,432
	(3)	4,763	380	7,427
Operating Expenses:
Voyage expenses	2	2,825	4	1,368
Vessel expenses	-	18	166	2,160
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	179	2,281
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	2	5,056	349	5,809
Income/(loss) from Vessel Operations	(5)	(294)	31	1,618
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(5)	(294)	31	1,618
Other Income/(expense)	-	-	(0)	(2)
Income/(loss) before Interest Expense and Income Taxes	(5)	(294)	31	1,616
Interest Expense	-	-	(4)	(9)
Income/(loss) before Reorganization Items and Income Taxes	(5)	(294)	27	1,607
Reorganization Items, net	-	1,873	51	82
Income/(loss) before Income Taxes	(5)	(2,167)	(24)	1,524
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(5)	$(2,167)	$(24)	$1,524

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(3)	1,757	724	11,144
	(3)	1,757	724	11,144
Operating Expenses:
Voyage expenses	2	851	433	6,676
Vessel expenses	1	380	193	2,762
Charter hire expenses	-	776	-	-
Depreciation and amortization	-	437	94	1,419
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	3	2,444	720	27,798
Income/(loss) from Vessel Operations	(6)	(687)	4	(16,654)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(6)	(687)	4	(16,654)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(6)	(687)	4	(16,654)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(6)	(687)	4	(16,654)
Reorganization Items, net	-	7,293	-	-
Income/(loss) before Income Taxes	(6)	(7,980)	4	(16,654)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(6)	$(7,980)	$4	$(16,654)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$433	$5,071
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	433	5,071
Operating Expenses:
Voyage expenses	-	7	3	587
Vessel expenses	(1)	172	231	4,933
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	177	2,517
General and administrative	0	0	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	(1)	178	410	28,269
Income/(loss) from Vessel Operations	1	(178)	23	(23,199)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(178)	23	(23,199)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(178)	23	(23,199)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(178)	23	(23,199)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1	(178)	23	(23,199)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(178)	$23	$(23,199)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$481	$6,539	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	481	6,542	-	-
Operating Expenses:
Voyage expenses	-	289	-	-
Vessel expenses	248	2,796	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	440	5,596	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	687	8,681	-	(3)
Income/(loss) from Vessel Operations	(206)	(2,139)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(206)	(2,139)	-	3
Other Income/(expense)	(3)	(29)	-	-
Income/(loss) before Interest Expense and Income Taxes	(209)	(2,167)	-	3
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(209)	(2,201)	-	3
Reorganization Items, net	-	141	-	-
Income/(loss) before Income Taxes	(209)	(2,342)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(209)	$(2,342)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	165	762	-	-
Voyage charter revenues	-	5,824	-	-
	165	6,586	-	-
Operating Expenses:
Voyage expenses	8	3,631	-	-
Vessel expenses	3	1,894	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	44	1,064	-	-
General and administrative	-	5	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	54	22,650	-	-
Income/(loss) from Vessel Operations	111	(16,065)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	111	(16,065)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	111	(16,065)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	111	(16,065)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	111	(16,065)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$111	$(16,065)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,186	11,954	-	-
	1,186	11,954	-	-
Operating Expenses:
Voyage expenses	584	5,680	-	-
Vessel expenses	148	2,095	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	135	1,722	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	867	9,496	-	-
Income/(loss) from Vessel Operations	319	2,458	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	319	2,458	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	319	2,458	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	319	2,458	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	319	2,458	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$319	$2,458	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,165	18,744	9	894
	1,165	18,744	9	894
Operating Expenses:
Voyage expenses	298	7,575	2	466
Vessel expenses	261	4,058	0	447
Charter hire expenses	-	-	-	609
Depreciation and amortization	162	2,122	-	172
General and administrative	16	201	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	737	13,976	2	1,694
Income/(loss) from Vessel Operations	428	4,768	7	(800)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	428	4,768	7	(800)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	428	4,768	7	(800)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	428	4,768	7	(800)
Reorganization Items, net	-	-	-	3,479
Income/(loss) before Income Taxes	428	4,768	7	(4,279)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$428	$4,768	$7	$(4,279)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$1,090	$6,811	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1,090	6,811	-	-
Operating Expenses:
Voyage expenses	(28)	341	-	-
Vessel expenses	154	2,845	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	439	5,592	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	566	8,778	-	-
Income/(loss) from Vessel Operations	524	(1,968)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	524	(1,968)	-	-
Other Income/(expense)	(2)	(17)	-	-
Income/(loss) before Interest Expense and Income Taxes	522	(1,985)	-	-
Interest Expense	-	(33)	-	-
Income/(loss) before Reorganization Items and Income Taxes	522	(2,017)	-	-
Reorganization Items, net	-	141	-	-
Income/(loss) before Income Taxes	522	(2,158)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$522	$(2,158)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Oceania Tanker Corporation		OSG 192 LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$796	$-	$-
Time and bareboat charter revenues	-	-	810	8,959
Voyage charter revenues	-	-	-	32
	-	796	810	8,991
Operating Expenses:
Voyage expenses	1	310	10	129
Vessel expenses	69	2,162	39	593
Charter hire expenses	-	-	-	-
Depreciation and amortization	150	2,142	171	2,768
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	220	35,966	220	3,490
Income/(loss) from Vessel Operations	(220)	(35,169)	590	5,500
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(220)	(35,169)	590	5,500
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(220)	(35,169)	590	5,500
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(220)	(35,169)	590	5,500
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(220)	(35,169)	590	5,500
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(220)	$(35,169)	$590	$5,500

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG 209 LLC		OSG 214 LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	900	10,065	900	9,794
Voyage charter revenues	3	141	51	772
	903	10,206	951	10,566
Operating Expenses:
Voyage expenses	13	236	70	926
Vessel expenses	71	535	34	652
Charter hire expenses	-	-	-	-
Depreciation and amortization	183	2,320	229	2,893
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	267	3,090	332	4,471
Income/(loss) from Vessel Operations	636	7,116	619	6,096
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	636	7,116	619	6,096
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	636	7,116	619	6,096
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	636	7,116	619	6,096
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	636	7,116	619	6,096
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$636	$7,116	$619	$6,096

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG 215 Corporation		OSG 242 LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,314	16,289
Voyage charter revenues	-	-	5	969
	-	-	1,319	17,258
Operating Expenses:
Voyage expenses	-	-	20	571
Vessel expenses	-	-	22	515
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	209	2,657
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	251	3,743
Income/(loss) from Vessel Operations	-	-	1,068	13,515
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,068	13,515
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,068	13,515
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,068	13,515
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,068	13,515
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,068	$13,515

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG 243 LLC		OSG 244 LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,350	11,282	960	9,933
Voyage charter revenues	662	5,038	42	200
	2,012	16,320	1,002	10,133
Operating Expenses:
Voyage expenses	674	1,535	16	142
Vessel expenses	23	563	3	450
Charter hire expenses	-	-	-	-
Depreciation and amortization	241	2,982	240	3,354
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	938	5,080	259	3,946
Income/(loss) from Vessel Operations	1,074	11,240	743	6,187
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,074	11,240	743	6,187
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,074	11,240	743	6,187
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,074	11,240	743	6,187
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,074	11,240	743	6,187
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,074	$11,240	$743	$6,187

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG 252 LLC		OSG 254 LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,020	10,253	1,020	4,627
Voyage charter revenues	14	4,528	-	7,365
	1,034	14,782	1,020	11,992
Operating Expenses:
Voyage expenses	4	1,376	13	182
Vessel expenses	29	433	56	730
Charter hire expenses	-	-	-	-
Depreciation and amortization	234	2,968	264	3,406
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	267	4,777	333	4,318
Income/(loss) from Vessel Operations	767	10,005	687	7,674
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	767	10,005	687	7,674
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	767	10,005	687	7,674
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	767	10,005	687	7,674
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	767	10,005	687	7,674
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$767	$10,005	$687	$7,674

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG 300 LLC		OSG 400 LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	-	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	1
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG America L.P.		OSG America LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	4,817	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	4,816	-	-
Income/(loss) from Vessel Operations	(383)	(4,816)	-	-
Equity in Income/(loss) of Affiliated Companies	-	3,744	-	-
Operating Income/(loss)	(383)	(1,072)	-	-
Other Income/(expense)	26	197	-	-
Income/(loss) before Interest Expense and Income Taxes	(357)	(875)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(357)	(875)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(357)	(875)	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$(357)	$(876)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	252	2,897
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	73	928
General and administrative	-	-	7	86
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	332	3,911
Income/(loss) from Vessel Operations	-	-	(332)	(3,911)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(332)	(3,911)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(332)	(3,911)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(332)	(3,911)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(332)	(3,911)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(332)	$(3,911)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Constitution LLC		OSG Courageous LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	235	2,920
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	81	973
General and administrative	-	-	7	87
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	323	3,979
Income/(loss) from Vessel Operations	-	(3)	(323)	(3,979)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(323)	(3,979)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(323)	(3,979)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(323)	(3,979)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(323)	(3,979)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$(323)	$(3,979)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3,428	56,542	-	-
	3,428	56,542	-	-
Operating Expenses:
Voyage expenses	550	9,786	-	-
Vessel expenses	973	13,289	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,096	13,914	-	-
General and administrative	24	282	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(876)
Total Operating Expenses	2,643	37,271	-	(876)
Income/(loss) from Vessel Operations	785	19,271	-	876
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	785	19,271	-	876
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	785	19,271	-	876
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	785	19,271	-	876
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	785	19,271	-	876
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$785	$19,271	$-	$876

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Endeavor LLC		OSG Endurance LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	219	2,672
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	85	1,057
General and administrative	-	-	6	82
(Gain)/loss on disposal of vessels, including impairments	-	58	-	-
Total Operating Expenses	-	58	310	3,811
Income/(loss) from Vessel Operations	-	(58)	(310)	(3,811)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(58)	(310)	(3,811)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(58)	(310)	(3,811)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(58)	(310)	(3,811)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(58)	(310)	(3,811)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(58)	$(310)	$(3,811)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Enterprise LLC		OSG Financial Corp.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	218	2,959	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	109	1,376	-	-
General and administrative	7	82	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	334	4,417	-	-
Income/(loss) from Vessel Operations	(334)	(4,417)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(334)	(4,417)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(334)	(4,417)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(334)	(4,417)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(334)	(4,417)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(334)	$(4,417)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Freedom LLC		OSG Honour LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(1)	18	240	2,861
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	59	749
General and administrative	-	-	7	86
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	(1)	1,017	306	3,696
Income/(loss) from Vessel Operations	1	(1,017)	(306)	(3,696)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(1,017)	(306)	(3,696)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(1,017)	(306)	(3,696)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(1,017)	(306)	(3,696)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1	(1,017)	(306)	(3,696)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(1,017)	$(306)	$(3,696)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Independence LLC		OSG Intrepid LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	218	2,790	227	2,974
Charter hire expenses	-	-	-	-
Depreciation and amortization	71	861	78	1,119
General and administrative	6	83	7	89
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	295	3,742	312	4,182
Income/(loss) from Vessel Operations	(295)	(3,742)	(312)	(4,182)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(295)	(3,742)	(312)	(4,182)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(295)	(3,742)	(312)	(4,182)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(295)	(3,742)	(312)	(4,182)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(295)	(3,742)	(312)	(4,182)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(295)	$(3,742)	$(312)	$(4,182)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Liberty LLC		OSG Lightering LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	6,639	82,967
	-	-	6,639	82,967
Operating Expenses:
Voyage expenses	-	-	4,065	50,604
Vessel expenses	-	(9)	7	162
Charter hire expenses	-	-	2,152	28,274
Depreciation and amortization	-	-	134	1,706
General and administrative	-	-	186	2,824
(Gain)/loss on disposal of vessels, including impairments	-	-	8	8
Total Operating Expenses	-	(9)	6,551	83,578
Income/(loss) from Vessel Operations	-	9	88	(611)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	9	88	(611)
Other Income/(expense)	-	-	1	11
Income/(loss) before Interest Expense and Income Taxes	-	9	89	(600)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	9	89	(600)
Reorganization Items, net	-	-	(60)	(60)
Income/(loss) before Income Taxes	-	9	149	(539)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$9	$149	$(539)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	72
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	58	-	-
Total Operating Expenses	-	58	6	72
Income/(loss) from Vessel Operations	-	(58)	(6)	(72)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(58)	(6)	(72)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(58)	(6)	(72)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(58)	(6)	(72)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(58)	(6)	(72)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(58)	$(6)	$(72)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Navigator LLC		OSG New York, Inc.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$550	$6,646
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(8)	4,034
	-	-	542	10,680
Operating Expenses:
Voyage expenses	-	-	4	2,174
Vessel expenses	229	2,821	2	65
Charter hire expenses	-	-	665	9,907
Depreciation and amortization	70	891	-	-
General and administrative	7	87	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	306	3,798	670	12,146
Income/(loss) from Vessel Operations	(306)	(3,798)	(128)	(1,466)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(306)	(3,798)	(128)	(1,466)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(306)	(3,798)	(128)	(1,466)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(306)	(3,798)	(128)	(1,466)
Reorganization Items, net	-	-	-	306
Income/(loss) before Income Taxes	(306)	(3,798)	(128)	(1,772)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(306)	$(3,798)	$(128)	$(1,772)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	33
Total Operating Expenses	-	-	-	33
Income/(loss) from Vessel Operations	-	-	-	(33)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(33)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(33)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(33)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(33)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(33)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	168	2,973
General and administrative	-	-	3,659	49,807
(Gain)/loss on disposal of vessels, including impairments	-	-	(49)	-
Total Operating Expenses	-	(0)	3,778	52,780
Income/(loss) from Vessel Operations	-	0	(3,778)	(52,780)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(3,778)	(52,780)
Other Income/(expense)	-	-	-	28
Income/(loss) before Interest Expense and Income Taxes	-	0	(3,778)	(52,752)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(3,778)	(52,752)
Reorganization Items, net	-	-	5	1,869
Income/(loss) before Income Taxes	-	0	(3,783)	(54,621)
Income Tax (Benefit)/Provision	-	-	-	2
Net Income/(Loss)	$-	$0	$(3,783)	$(54,623)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,950	22,900	1,733	20,571
Voyage charter revenues	-	20	(2)	42
	1,950	22,920	1,731	20,613
Operating Expenses:
Voyage expenses	24	306	22	307
Vessel expenses	497	6,867	573	6,980
Charter hire expenses	760	9,798	748	9,632
Depreciation and amortization	32	151	33	406
General and administrative	17	209	17	212
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,330	17,331	1,393	17,536
Income/(loss) from Vessel Operations	620	5,589	338	3,076
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	620	5,589	338	3,076
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	620	5,589	338	3,076
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	620	5,589	338	3,076
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	620	5,589	338	3,076
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$620	$5,567	$338	$3,069

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Houston LLC		Overseas Integrity LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	17,859	-	-
Voyage charter revenues	-	-	-	-
	1,403	17,859	-	-
Operating Expenses:
Voyage expenses	6	74	-	-
Vessel expenses	585	6,842	-	(3)
Charter hire expenses	711	9,154	-	-
Depreciation and amortization	62	778	-	-
General and administrative	17	210	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,381	17,058	-	(3)
Income/(loss) from Vessel Operations	22	800	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	22	800	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	22	800	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	22	800	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	22	800	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$22	$800	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,410	17,837	1,397	17,757
Voyage charter revenues	-	-	-	7
	1,410	17,837	1,397	17,764
Operating Expenses:
Voyage expenses	12	149	12	155
Vessel expenses	543	6,967	564	6,995
Charter hire expenses	712	9,167	715	9,208
Depreciation and amortization	45	549	42	517
General and administrative	17	208	17	210
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,329	17,040	1,349	17,085
Income/(loss) from Vessel Operations	81	797	47	679
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	81	797	47	679
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	81	797	47	679
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	81	797	47	679
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	81	797	47	679
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$81	$796	$47	$678

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,733	20,445	-	-
Voyage charter revenues	(2)	40	-	-
	1,731	20,485	-	-
Operating Expenses:
Voyage expenses	18	307	-	-
Vessel expenses	579	7,419	-	5
Charter hire expenses	760	9,686	-	-
Depreciation and amortization	40	348	-	-
General and administrative	17	213	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,415	17,974	-	5
Income/(loss) from Vessel Operations	316	2,511	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	316	2,511	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	316	2,511	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	316	2,511	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	316	2,511	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$316	$2,504	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas New York LLC		Overseas Nikiski LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	16,889	1,598	20,342
Voyage charter revenues	-	-	-	49
	1,403	16,889	1,598	20,390
Operating Expenses:
Voyage expenses	6	70	20	317
Vessel expenses	513	6,800	606	7,056
Charter hire expenses	719	9,260	749	9,648
Depreciation and amortization	40	520	45	558
General and administrative	17	210	18	214
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,294	16,859	1,439	17,794
Income/(loss) from Vessel Operations	108	29	159	2,596
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	108	29	159	2,596
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	108	29	159	2,596
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	108	29	159	2,596
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	108	29	159	2,596
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$108	$29	$159	$2,589

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	3
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	3
Income/(loss) from Vessel Operations	-	-	-	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(3)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,306	53,694
Voyage charter revenues	-	-	-	47
	-	-	4,306	53,742
Operating Expenses:
Voyage expenses	-	-	37	433
Vessel expenses	-	3	1,052	13,964
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	898	11,277
General and administrative	-	-	34	425
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,021	26,098
Income/(loss) from Vessel Operations	-	(3)	2,285	27,643
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,285	27,643
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,285	27,643
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,285	27,643
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,285	27,643
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,285	$27,643

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,950	23,017	1,950	22,953
Voyage charter revenues	10	52	-	24
	1,960	23,069	1,950	22,977
Operating Expenses:
Voyage expenses	34	341	24	315
Vessel expenses	567	7,011	552	7,238
Charter hire expenses	786	10,021	723	9,225
Depreciation and amortization	2	27	42	399
General and administrative	17	210	17	211
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,407	17,609	1,359	17,388
Income/(loss) from Vessel Operations	553	5,460	591	5,589
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	553	5,460	591	5,589
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	553	5,460	591	5,589
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	553	5,460	591	5,589
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	553	5,460	591	5,589
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$553	$5,447	$591	$5,589

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Pearlmar Limited		Petromar Limited
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$380	$6,705	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	14	1,100	9,826
	380	6,719	1,100	9,826
Operating Expenses:
Voyage expenses	1	12	513	5,664
Vessel expenses	210	2,836	241	2,663
Charter hire expenses	-	-	-	-
Depreciation and amortization	213	2,700	76	1,111
General and administrative	-	-	112	537
(Gain)/loss on disposal of vessels, including impairments	-	-	-	14,775
Total Operating Expenses	424	5,549	943	24,750
Income/(loss) from Vessel Operations	(44)	1,170	157	(14,924)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(44)	1,170	157	(14,924)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(44)	1,170	157	(14,924)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(44)	1,170	157	(14,924)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(44)	1,170	157	(14,924)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(44)	$1,170	$157	$(14,924)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(11)	3,940	-	3,819
	(11)	3,940	-	3,819
Operating Expenses:
Voyage expenses	1	2,381	1	2,368
Vessel expenses	(7)	26	-	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(6)	4,757	1	4,380
Income/(loss) from Vessel Operations	(5)	(818)	(1)	(561)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(5)	(818)	(1)	(561)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(5)	(818)	(1)	(561)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(5)	(818)	(1)	(561)
Reorganization Items, net	-	3,556	-	3,594
Income/(loss) before Income Taxes	(5)	(4,374)	(1)	(4,156)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(5)	$(4,374)	$(1)	$(4,156)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Queens Product Tanker Corporation		Reymar Limited
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$357	$5,912
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	9	-	16
	-	9	357	5,928
Operating Expenses:
Voyage expenses	1	4	-	4
Vessel expenses	(1)	79	204	3,238
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	192	2,438
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(0)	83	396	5,679
Income/(loss) from Vessel Operations	0	(75)	(39)	248
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(75)	(39)	248
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(75)	(39)	248
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(75)	(39)	248
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(75)	(39)	248
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(75)	$(39)	$248

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	805	10,553	(32)	796
	805	11,008	(32)	796
Operating Expenses:
Voyage expenses	384	5,908	1	501
Vessel expenses	7	76	-	318
Charter hire expenses	390	5,320	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	(0)
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	782	11,303	1	1,524
Income/(loss) from Vessel Operations	23	(295)	(32)	(728)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	23	(295)	(32)	(728)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	23	(295)	(32)	(728)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	23	(295)	(32)	(728)
Reorganization Items, net	(32)	2,159	-	6,298
Income/(loss) before Income Taxes	55	(2,454)	(32)	(7,026)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$55	$(2,454)	$(32)	$(7,026)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$687	$5,396	$-	$-
Time and bareboat charter revenues	-	-	398	4,692
Voyage charter revenues	-	-	-	15
	687	5,396	398	4,707
Operating Expenses:
Voyage expenses	0	251	10	133
Vessel expenses	293	3,849	225	2,513
Charter hire expenses	-	-	-	-
Depreciation and amortization	257	3,054	209	2,654
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	550	7,153	444	5,299
Income/(loss) from Vessel Operations	137	(1,757)	(47)	(592)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	137	(1,757)	(47)	(592)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	137	(1,757)	(47)	(592)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	137	(1,757)	(47)	(592)
Reorganization Items, net	-	31	-	-
Income/(loss) before Income Taxes	137	(1,788)	(47)	(592)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$137	$(1,788)	$(47)	$(592)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Rubymar Limited		Sakura Transport Corp.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$372	$6,461
Time and bareboat charter revenues	240	3,296	-	-
Voyage charter revenues	-	-	-	-
	240	3,296	372	6,461
Operating Expenses:
Voyage expenses	-	(0)	1	325
Vessel expenses	1	(3)	264	3,892
Charter hire expenses	-	-	-	-
Depreciation and amortization	201	2,556	243	3,084
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	202	2,553	508	7,301
Income/(loss) from Vessel Operations	38	743	(136)	(840)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	38	743	(136)	(840)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	38	743	(136)	(840)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	38	743	(136)	(840)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	38	743	(136)	(840)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$38	$743	$(136)	$(840)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	402	4,940	-	-
Voyage charter revenues	-	2	426	16,208
	402	4,942	426	16,208
Operating Expenses:
Voyage expenses	6	153	452	6,526
Vessel expenses	155	2,129	312	4,370
Charter hire expenses	-	-	-	-
Depreciation and amortization	179	2,276	166	2,109
General and administrative	-	-	16	196
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	340	4,557	947	13,200
Income/(loss) from Vessel Operations	62	385	(520)	3,008
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	62	385	(520)	3,008
Other Income/(expense)	(0)	(2)	-	-
Income/(loss) before Interest Expense and Income Taxes	61	382	(520)	3,008
Interest Expense	(4)	(9)	-	-
Income/(loss) before Reorganization Items and Income Taxes	57	373	(520)	3,008
Reorganization Items, net	-	31	-	-
Income/(loss) before Income Taxes	57	342	(520)	3,008
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$57	$342	$(520)	$3,008

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$0	$500	$-	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	892	7,401	1,236	6,923
	893	7,901	1,236	8,974
Operating Expenses:
Voyage expenses	632	4,327	862	4,962
Vessel expenses	195	1,663	245	3,015
Charter hire expenses	188	2,188	-	-
Depreciation and amortization	17	205	139	1,763
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,032	8,383	1,245	9,741
Income/(loss) from Vessel Operations	(139)	(483)	(10)	(767)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(139)	(483)	(10)	(767)
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	(139)	(496)	(10)	(767)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(139)	(496)	(10)	(767)
Reorganization Items, net	-	11,803	-	-
Income/(loss) before Income Taxes	(139)	(12,299)	(10)	(767)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(139)	$(12,299)	$(10)	$(767)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$2,004	$398	$5,118
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,236	6,923	-	-
	1,236	8,927	398	5,118
Operating Expenses:
Voyage expenses	862	4,906	-	15
Vessel expenses	237	3,573	177	2,535
Charter hire expenses	-	-	188	3,110
Depreciation and amortization	652	3,893	32	262
General and administrative	-	61	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,751	12,433	397	5,921
Income/(loss) from Vessel Operations	(515)	(3,506)	0	(803)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(515)	(3,506)	0	(803)
Other Income/(expense)	0	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	(515)	(3,506)	0	(816)
Interest Expense	-	(10)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(515)	(3,516)	0	(816)
Reorganization Items, net	-	31	-	10,192
Income/(loss) before Income Taxes	(515)	(3,547)	0	(11,008)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(515)	$(3,547)	$0	$(11,008)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$367	$6,412	$-	$857
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	-	10	1,231	6,969
	367	6,423	1,231	9,712
Operating Expenses:
Voyage expenses	1	13	862	4,993
Vessel expenses	215	2,257	215	3,119
Charter hire expenses	-	-	-	-
Depreciation and amortization	209	2,644	136	1,721
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	425	4,914	1,213	9,834
Income/(loss) from Vessel Operations	(58)	1,509	18	(122)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(58)	1,509	18	(122)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(58)	1,509	18	(122)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(58)	1,509	18	(122)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(58)	1,509	18	(122)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(58)	$1,509	$18	$(122)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	443	5,304
Voyage charter revenues	1,111	12,531	-	-
	1,111	12,531	443	5,304
Operating Expenses:
Voyage expenses	629	7,510	-	-
Vessel expenses	236	2,187	5	35
Charter hire expenses	-	-	443	5,306
Depreciation and amortization	110	1,402	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	975	11,098	447	5,340
Income/(loss) from Vessel Operations	136	1,432	(5)	(36)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	136	1,432	(5)	(36)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	136	1,432	(5)	(36)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	136	1,432	(5)	(36)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	136	1,432	(5)	(36)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$136	$1,432	$(5)	$(36)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$(8)	$10,619	$(4)	$1,369
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	694	4,773	-	7
	685	15,392	(4)	1,376
Operating Expenses:
Voyage expenses	670	3,176	1	21
Vessel expenses	4	130	38	552
Charter hire expenses	408	15,580	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	83	982	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,165	19,867	38	2,337
Income/(loss) from Vessel Operations	(479)	(4,475)	(42)	(961)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(479)	(4,475)	(42)	(961)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(479)	(4,475)	(42)	(961)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(479)	(4,475)	(42)	(961)
Reorganization Items, net	-	-	-	23,462
Income/(loss) before Income Taxes	(479)	(4,475)	(42)	(24,422)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(479)	$(4,475)	$(42)	$(24,422)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$856	$6,750
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	856	6,750
Operating Expenses:
Voyage expenses	-	-	12	297
Vessel expenses	-	-	437	3,790
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	261	3,317
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	711	7,404
Income/(loss) from Vessel Operations	-	-	145	(654)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	145	(654)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	145	(654)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	145	(654)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	145	(654)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$145	$(654)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(0)	$1,196
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	(0)	1,208
Operating Expenses:
Voyage expenses	-	-	0	11
Vessel expenses	-	-	2	466
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	3	2,187
Income/(loss) from Vessel Operations	-	-	(3)	(979)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(3)	(979)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(3)	(979)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(3)	(979)
Reorganization Items, net	-	-	-	24,062
Income/(loss) before Income Taxes	-	-	(3)	(25,041)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(3)	$(25,041)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Troy Product Corporation		Urban Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$392	$5,530
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	392	5,522
Operating Expenses:
Voyage expenses	-	-	-	(34)
Vessel expenses	-	-	4	47
Charter hire expenses	-	-	390	5,419
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	394	5,432
Income/(loss) from Vessel Operations	-	-	(2)	90
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(2)	90
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(2)	90
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(2)	90
Reorganization Items, net	-	-	1,694	4,083
Income/(loss) before Income Taxes	-	-	(1,695)	(3,993)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(1,695)	$(3,993)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Vega Tanker Corporation		View Tanker Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$2	$(44)
Time and bareboat charter revenues	-	-	-	4,686
Voyage charter revenues	-	-	719	1,435
	-	-	721	6,078
Operating Expenses:
Voyage expenses	-	-	494	1,062
Vessel expenses	-	80	12	63
Charter hire expenses	-	-	377	4,952
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	80	883	6,077
Income/(loss) from Vessel Operations	-	(80)	(162)	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(80)	(162)	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(80)	(162)	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(80)	(162)	1
Reorganization Items, net	-	-	839	3,104
Income/(loss) before Income Taxes	-	(80)	(1,001)	(3,103)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(80)	$(1,001)	$(3,103)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	3,831
	-	-	-	3,831
Operating Expenses:
Voyage expenses	-	-	2	1,978
Vessel expenses	-	-	-	7
Charter hire expenses	-	-	(1)	1,828
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	1	3,812
Income/(loss) from Vessel Operations	-	-	(1)	18
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(1)	18
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(1)	18
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(1)	18
Reorganization Items, net	-	-	-	2,463
Income/(loss) before Income Taxes	-	-	(1)	(2,445)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(1)	$(2,445)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$11,660	$188,096
Time and bareboat charter revenues	-	-	32,891	390,562
Voyage charter revenues	-	-	41,997	485,443
	-	-	86,548	1,064,102
Operating Expenses:
Voyage expenses	-	-	25,750	262,597
Vessel expenses	-	(0)	21,253	276,503
Charter hire expenses	-	10	15,467	244,744
Depreciation and amortization	-	-	14,732	186,099
General and administrative	-	-	4,870	70,003
(Gain)/loss on disposal of vessels, including impairments	-	-	(41)	278,221
Total Operating Expenses	-	10	82,031	1,318,166
Income/(loss) from Vessel Operations	-	(10)	4,517	(254,065)
Equity in Income/(loss) of Affiliated Companies	-	-	2,770	42,774
Operating Income/(loss)	-	(10)	7,287	(211,291)
Other Income/(expense)	-	-	(1,175)	(14,476)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	6,112	(225,766)
Interest Expense	-	-	(8)	(194)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	6,104	(225,960)
Reorganization Items, net	-	-	15,478	299,328
Income/(loss) before Income Taxes	-	(10)	(9,374)	(525,288)
Income Tax (Benefit)/Provision	-	-	113	(8,394)
Net Income/(Loss)	$-	$(10)	$(9,486)	$(516,894)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Eliminations		Consolidated Debtors
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$(166)	$(540)	$11,494	$187,556
Time and bareboat charter revenues	(408)	(8,777)	32,484	381,786
Voyage charter revenues	-	-	41,997	485,443
	(574)	(9,317)	85,974	1,054,785
Operating Expenses:
Voyage expenses	-	-	25,750	262,597
Vessel expenses	-	-	21,253	276,503
Charter hire expenses	(574)	(9,317)	14,894	235,427
Depreciation and amortization	-	-	14,732	186,099
General and administrative	-	-	4,870	70,003
(Gain)/loss on disposal of vessels, including impairments	-	-	(41)	278,221
Total Operating Expenses	(574)	(9,317)	81,456	1,308,850
Income/(loss) from Vessel Operations	-	-	4,518	(254,065)
Equity in Income/(loss) of Affiliated Companies	-	-	2,770	42,773
Operating Income/(loss)	-	-	7,288	(211,292)
Other Income/(expense)	-	-	(1,175)	(14,476)
Income/(loss) before Interest Expense and Income Taxes	-	-	6,113	(225,767)
Interest Expense	-	-	(8)	(195)
Income/(loss) before Reorganization Items and Income Taxes	-	-	6,105	(225,962)
Reorganization Items, net	-	-	15,478	299,328
Income/(loss) before Income Taxes	-	-	(9,373)	(525,290)
Income Tax (Benefit)/Provision			113	(8,394)
Net Income/(Loss)	$-	$-	$(9,485)	$(516,896)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Total Non-Debtors		Eliminations
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$4	$10	$-	$-
Time and bareboat charter revenues	-	117	-	-
Voyage charter revenues	-	(167)	-	-
	4	(40)	-	-
Operating Expenses:
Voyage expenses	0	(411)	-	-
Vessel expenses	(17)	473	-	-
Charter hire expenses	-	334	-	-
Depreciation and amortization	(440)	(595)	-	-
General and administrative	2,086	25,774	-	-
(Gain)/loss on disposal of vessels, including impairments	-	88	-	-
Total Operating Expenses	1,629	25,664	-	-
Income/(loss) from Vessel Operations	(1,625)	(25,704)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1,625)	(25,704)	-	-
Other Income/(expense)	1,213	15,526	-	-
Income/(loss) before Interest Expense and Income Taxes	(412)	(10,178)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(412)	(10,178)	-	-
Reorganization Items, net	-	0	-	-
Income/(loss) before Income Taxes	(412)	(10,178)	-	-
Income Tax (Benefit)/Provision	27	116	-	-
Net Income/(Loss)	$(439)	$(10,294)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from November 1 - 30, 2013 and November 14, 2012 through November 30, 2013

	Consolidated Overseas Shipholding Group, Inc.
(000s)	November 1 - 30, 2013	November 14, 2012 - November 30, 2013

Shipping Revenues:

Pool revenues	$11,498	$187,566
Time and bareboat charter revenues	32,484	381,903
Voyage charter revenues	41,997	485,277
	85,979	1,054,746
Operating Expenses:
Voyage expenses	25,751	262,186
Vessel expenses	21,235	276,976
Charter hire expenses	14,894	235,762
Depreciation and amortization	14,292	185,504
General and administrative	6,956	95,777
(Gain)/loss on disposal of vessels, including impairments	(41)	278,309
Total Operating Expenses	83,087	1,334,514
Income/(loss) from Vessel Operations	2,892	(279,768)
Equity in Income/(loss) of Affiliated Companies	2,770	42,773
Operating Income/(loss)	5,662	(236,995)
Other Income/(expense)	38	1,050
Income/(loss) before Interest Expense and Income Taxes	5,700	(235,945)
Interest Expense	(8)	(195)
Income/(loss) before Reorganization Items and Income Taxes	5,692	(236,140)
Reorganization Items, net	15,478	299,328
Income/(loss) before Income Taxes	(9,786)	(535,468)
Income Tax (Benefit)/Provision	140	(8,278)
Net Income/(Loss)	$(9,926)	$(527,190)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$188,303	$3,986	$134,297	$46,300	$17,092	$-	$-	$-	$-
Voyage receivables	530	8	(990)	(756)	-	-	2,611	3,867	-	-
Other receivables	5,011	36	13,363	13,497	746	523	27	34	(1)	(1)
Inventory	-	-	-	-	-	-	-	1,646	-	-
Prepaid expenses and other current assets	16,696	1,518	(133)	22	-	-	75	104	18	118
Total Current Assets	342,364	189,864	16,227	147,059	47,046	17,616	2,713	5,650	18	117
Vessels and other property, less accumulated depreciation	-	-	-	134	-	-	50,585	47,887	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,712	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	134	-	-	52,797	49,599	-	-
Investments in Affiliated Companies	38	253	(2,998)	38,346	-	-	-	-	231,376	266,905
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	273,815	180,732	133,085	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,487,354	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	273	-	13,824	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	35,890	-	55,300	-	38,268	-	-	-	-
Other Assets	0	9,166	6	10	237	333	21	15	-	-
Total Assets	$1,767,945	$1,688,386	$4,057,090	$4,250,856	$2,550,477	$2,559,410	$71,867	$71,601	$495,057	$530,687

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	324,792	-	(316)	55	1,235	1,150	225	-	-
Total Current Liabilities Not Subject to Compromise	8,019	324,792	-	(316)	55	1,235	1,150	225	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	78,863	-	52,576	-	504	-	-
Post-petition intercompany payables to non-debtors	-	-	-	27,096	-	5	-	685	-	-
Post-petition intercompany payables to other debtors	-	13,181	-	146,109	-	7,221	-	1,165	-	1,665
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	348,471	-	-	-	-	-	-	43	-
Total Liabilities Not Subject to Compromise	732,151	686,445	-	251,753	55	61,037	1,150	2,578	43	1,665

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,549	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,996	59,165	59,165	28,127	28,127	17	17
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,055	1,079,806	1,079,614	-	-	39	39
Other liabilities	2,018,557	2,022,218	509	766	2,210	3,905	47,035	45,834	-	-
Total Liabilities Subject to Compromise	2,060,968	2,078,965	2,478,631	2,425,366	1,191,215	1,142,718	75,161	73,961	56	56

Total Liabilities	2,793,118	2,765,410	2,478,631	2,677,119	1,191,270	1,203,755	76,311	76,539	99	1,721
Equity:
Total Equity	(1,025,174)	(1,077,024)	1,578,459	1,573,737	1,359,207	1,355,655	(4,444)	(4,938)	494,959	528,966
Total Liabilities and Equity	$1,767,945	$1,688,386	$4,057,090	$4,250,856	$2,550,477	$2,559,410	$71,867	$71,601	$495,057	$530,687

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,860	153	1,887	2,957	1,771	(62)	(64)	2,562	3,046
Other receivables	11	17	(24)	(38)	2,741	11	131	-	6	(24)
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	41	21	43	528	443	-	-	388	52
Total Current Assets	1,579	1,918	150	1,892	6,226	2,225	69	(64)	2,995	3,073
Vessels and other property, less accumulated depreciation	34,822	15,101	34,750	15,395	228	-	-	-	51,954	49,181
Deferred drydock expenditures, net	674	216	401	173	1,800	-	-	-	1,747	1,254
Total Vessels, Deferred Drydock and Other Property	35,496	15,317	35,151	15,569	2,028	-	-	-	53,701	50,435
Investments in Affiliated Companies	300	300	600	600	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,665	-	1,527	-	3,436	-	-	-	4,402
Other Assets	(13)	(3)	0	(21)	55	-	-	-	(1)	2
Total Assets	$41,292	$24,128	$43,827	$27,493	$14,825	$12,177	$707	$574	$64,121	$65,339

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	99	708	712	116	731	-	-	41	106
Total Current Liabilities Not Subject to Compromise	44	99	708	712	116	731	-	-	41	106

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	380	-	560	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	479	708	1,272	116	731	-	-	41	106

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,883	19,730	19,883	19,730	-	13,450	-	-	-	-
Total Liabilities Subject to Compromise	26,940	26,787	27,811	27,658	29,620	43,070	147	147	6,325	6,325

Total Liabilities	26,984	27,266	28,519	28,930	29,736	43,801	147	147	6,366	6,431
Equity:
Total Equity	14,308	(3,138)	15,308	(1,437)	(14,912)	(31,624)	560	427	57,755	58,908
Total Liabilities and Equity	$41,292	$24,128	$43,827	$27,493	$14,825	$12,177	$707	$574	$64,121	$65,339

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	188	(22)	-	1,480	2,145	270	1,843	455	452
Other receivables	14	433	-	-	20	21	(27)	(22)	3,779	4,038
Inventory	318	-	-	-	-	-	484	(0)	-	-
Prepaid expenses and other current assets	21	40	1,071	-	23	41	21	42	4,651	4,651
Total Current Assets	1,769	661	1,049	-	1,523	2,207	748	1,863	8,884	9,141
Vessels and other property, less accumulated depreciation	26,361	9,901	-	-	35,473	15,287	35,287	15,419	-	-
Deferred drydock expenditures, net	1,657	1,250	-	-	534	119	395	150	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	11,151	-	-	36,006	15,406	35,682	15,569	-	-
Investments in Affiliated Companies	-	-	-	-	600	600	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,343	-	1,265	-	1,740	-	1,730	-	-
Other Assets	33	24	-	(217)	(20)	(24)	(24)	(2)	-	-
Total Assets	$45,929	$32,288	$1,934	$1,933	$52,947	$34,766	$52,233	$34,987	$9,523	$9,780

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	39	4	-	928	70	469	87	57	113
Total Current Liabilities Not Subject to Compromise	374	39	4	-	928	70	469	87	57	113

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	386	-	420	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	3
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	39	4	-	928	456	469	507	57	116

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,883	19,730	19,950	19,730	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,498	36,344	37,731	37,511	1,997	1,997

Total Liabilities	17,787	17,453	844	840	37,426	36,801	38,200	38,018	2,053	2,113
Equity:
Total Equity	28,142	14,835	1,090	1,093	15,521	(2,034)	14,033	(3,032)	7,470	7,667
Total Liabilities and Equity	$45,929	$32,288	$1,934	$1,933	$52,947	$34,766	$52,233	$34,987	$9,523	$9,780

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	5	1,578	1,832	330	327	1,936	971	1,699	2,616
Other receivables	15	351	6	10	26	-	2	17	(4)	22
Inventory	150	-	-	-	-	-	182	284	323	319
Prepaid expenses and other current assets	273	-	29	39	31	-	23	42	19	41
Total Current Assets	2,631	356	1,612	1,881	386	327	2,143	1,314	2,037	2,998
Vessels and other property, less accumulated depreciation	-	-	35,133	15,096	-	-	35,037	15,120	41,872	40,193
Deferred drydock expenditures, net	-	-	762	284	-	-	726	320	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	15,380	-	-	35,762	15,440	41,872	40,193
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,756	-	2,802	-	-	-	3,717	-	5,223
Other Assets	-	-	(37)	(9)	-	-	(114)	(20)	2	-
Total Assets	$22,146	$21,627	$42,631	$25,214	$2,130	$2,070	$50,976	$33,636	$43,926	$48,430

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	12	42	23	-	-	571	402	63	881
Total Current Liabilities Not Subject to Compromise	478	12	42	23	-	-	571	402	63	881

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	390	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	12	42	413	-	-	571	402	63	881

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	1,837	19,883	19,730	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	24,846	28,093	27,940	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	24,858	28,135	28,352	1,193	1,193	10,616	10,447	42,851	43,669
Equity:
Total Equity	(1,340)	(3,231)	14,496	(3,138)	936	877	40,360	23,189	1,075	4,761
Total Liabilities and Equity	$22,146	$21,627	$42,631	$25,214	$2,130	$2,070	$50,976	$33,636	$43,926	$48,430

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	13	3,187	615	171	169	-	1,305	697	455
Other receivables	-	87	28	112	(53)	-	-	10	13	-
Inventory	433	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	0	96	105	221	-	-	38	44	-
Total Current Assets	1,941	100	3,311	832	339	169	-	1,353	753	455
Vessels and other property, less accumulated depreciation	-	-	38,944	36,783	-	-	59,564	70,586	141	-
Deferred drydock expenditures, net	-	-	1,486	1,063	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	37,847	-	-	59,564	70,586	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,713	-	2,449	-	-	-	-	-	-
Other Assets	(9)	-	(37)	0	-	-	-	-	105	-
Total Assets	$24,241	$24,122	$56,032	$53,456	$1,611	$1,440	$81,926	$94,301	$11,345	$10,195

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	11	321	250	249	-	-	152	609	33
Total Current Liabilities Not Subject to Compromise	59	11	321	250	249	-	-	152	609	33

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	12,307	-	320
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	11	321	250	249	-	-	12,459	(245)	353

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	2,421	-	-	-	-	-	-	-	24,210
Total Liabilities Subject to Compromise	25,746	28,167	6,460	6,460	1,208	1,208	81,826	81,826	15,771	39,981

Total Liabilities	25,805	28,178	6,782	6,710	1,457	1,208	81,826	94,285	15,526	40,333
Equity:
Total Equity	(1,564)	(4,056)	49,250	46,746	154	232	100	16	(4,181)	(30,138)
Total Liabilities and Equity	$24,241	$24,122	$56,032	$53,456	$1,611	$1,440	$81,926	$94,301	$11,345	$10,195

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	383	205	4	887	1,379	908	366
Other receivables	(3)	-	22	23	(9)	(7)	908	(10)	-	-
Inventory	-	-	-	-	-	-	344	1,256	752	0
Prepaid expenses and other current assets	-	-	47	71	33	59	54	71	3	(0)
Total Current Assets	707	-	264	476	230	56	2,194	2,696	1,662	366
Vessels and other property, less accumulated depreciation	-	-	36,005	33,920	37,294	35,818	22,147	5,043	-	-
Deferred drydock expenditures, net	-	-	358	435	306	1,681	789	905	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	34,355	37,600	37,499	22,935	5,948	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	450	-	1,319	-	-	-	816	-	1,818
Other Assets	(3)	-	-	10	(41)	1	14	(4)	-	-
Total Assets	$28,802	$28,547	$62,901	$62,433	$65,032	$64,798	$54,135	$38,448	$20,251	$20,772

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	12	461	714	489	237	651	1,624	19	28
Total Current Liabilities Not Subject to Compromise	279	12	461	714	489	237	651	1,624	19	28

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	1,037	-	688	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	12	461	714	489	1,274	651	2,312	19	28

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	4,100
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	28,330

Total Liabilities	48,289	48,002	20,811	21,064	21,242	22,027	24,169	25,830	24,249	28,358
Equity:
Total Equity	(19,488)	(19,455)	42,091	41,369	43,790	42,771	29,966	12,618	(3,998)	(7,586)
Total Liabilities and Equity	$28,802	$28,547	$62,901	$62,433	$65,032	$64,798	$54,135	$38,448	$20,251	$20,772

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	1,991	1,991	1,942	90	0	-	-	758	554
Other receivables	11	(1)	-	-	-	-	-	-	4	37
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	51	241	323	-	-	-	-	42	60
Total Current Assets	2,667	2,041	2,232	2,265	90	0	-	-	805	652
Vessels and other property, less accumulated depreciation	51,896	49,133	-	-	-	-	-	-	56,274	53,814
Deferred drydock expenditures, net	1,873	1,356	-	-	-	-	-	-	43	158
Total Vessels, Deferred Drydock and Other Property	53,768	50,489	-	-	-	-	-	-	56,317	53,972
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,118	-	311	-	129	-	-	-	1,104
Other Assets	(58)	69	-	-	-	-	-	-	(47)	(2)
Total Assets	$63,377	$64,106	$10,027	$10,371	$522	$560	$-	$-	$60,949	$59,600

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,214	-	-	-	-	-	-	660	374
Total Current Liabilities Not Subject to Compromise	102	1,214	-	-	-	-	-	-	660	374

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	691
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,214	493	-	-	-	-	-	660	1,065

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	2,726	10	10	-	-	36,791	35,714
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,249	111	111	-	-	44,446	43,369

Total Liabilities	6,431	7,544	12,015	14,249	111	111	-	-	45,105	44,434
Equity:
Total Equity	56,946	56,562	(1,989)	(3,878)	410	449	-	-	15,844	15,167
Total Liabilities and Equity	$63,377	$64,106	$10,027	$10,371	$522	$560	$-	$-	$60,949	$59,600

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	-	3,455	144	1,711	343	2,422	107	243	238
Other receivables	(15)	(4)	687	687	883	1,006	44	329	373	424
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	-	409	0	479	-	-	-
Total Current Assets	(115)	(4)	4,721	831	3,003	1,349	2,945	436	616	662
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,813	-	833	-	2,647	-	0
Other Assets	-	-	(1)	-	(5)	(15)	-	-	51	-
Total Assets	$1,481	$1,592	$37,873	$36,797	$17,655	$16,824	$30,772	$30,910	$2,608	$2,603

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	285	-	-	(78)	100	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	285	-	-	(78)	100	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	59	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	59	285	-	-	(78)	100	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,337	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	45	-	222	-	-	-	334	-	-
Total Liabilities Subject to Compromise	1,337	1,382	28,300	28,522	18,441	18,441	23,673	24,007	1,881	1,881

Total Liabilities	1,337	1,441	28,585	28,522	18,441	18,363	23,773	24,007	1,881	1,881
Equity:
Total Equity	144	151	9,288	8,274	(786)	(1,539)	6,999	6,903	727	722
Total Liabilities and Equity	$1,481	$1,592	$37,873	$36,797	$17,655	$16,824	$30,772	$30,910	$2,608	$2,603

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	42	581	353	3,016	119	-	-	1,427	1,181
Other receivables	750	705	865	828	8	(0)	-	-	33	22
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	135	-	-	46	72
Total Current Assets	1,997	747	1,415	1,181	3,534	254	-	-	1,506	1,275
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	21,987
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,248
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	23,234
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,180	-	125	-	1,914	-	-	-	1,265
Other Assets	-	-	0	-	26	23	-	-	85	88
Total Assets	$15,262	$15,193	$11,965	$11,857	$14,624	$11,350	$-	$-	$33,715	$33,032

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	(12)	162	5	-	-	119	42
Total Current Liabilities Not Subject to Compromise	-	-	7	(12)	162	5	-	-	119	42

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	(12)	162	5	-	-	119	42

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	213	-	-	-	32,550	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	16,687	12,505	12,505	26,407	58,957	-	-	32,833	32,833

Total Liabilities	16,475	16,687	12,512	12,492	26,569	58,962	-	-	32,952	32,875
Equity:
Total Equity	(1,213)	(1,495)	(547)	(636)	(11,944)	(47,612)	-	-	763	157
Total Liabilities and Equity	$15,262	$15,193	$11,965	$11,857	$14,624	$11,350	$-	$-	$33,715	$33,032

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,546	22	201	287	287	2,635	3,304	924	2,453
Other receivables	73	46	-	0	0	0	7	(21)	53	7
Inventory	-	-	-	(0)	(0)	(0)	-	-	893	953
Prepaid expenses and other current assets	42	64	335	3	0	0	107	125	216	71
Total Current Assets	1,819	1,657	357	204	288	288	2,749	3,409	2,086	3,485
Vessels and other property, less accumulated depreciation	56,928	54,670	-	-	-	-	38,368	20,235	21,167	5,115
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	993	1,676	881
Total Vessels, Deferred Drydock and Other Property	56,928	54,670	-	-	-	-	40,401	21,227	22,843	5,996
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,407	30,407
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	515	-	-	-	-	-	-	-	4,593
Other Assets	108	-	-	-	-	-	421	234	107	135
Total Assets	$61,238	$59,225	$6,113	$5,959	$7,341	$7,341	$65,438	$46,737	$55,442	$44,616

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	168	2,054	128	995	995	525	129	65	1,512
Total Current Liabilities Not Subject to Compromise	423	168	2,054	128	995	995	525	129	65	1,512

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	746	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	439	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	957	-	-	-	1,250	-	1,557
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	1,353	2,054	1,085	995	995	525	1,379	65	3,069

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,373	22,491	22,491
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	3,432	3,432
Other liabilities	36,792	35,715	-	-	-	-	-	-	-	306
Total Liabilities Subject to Compromise	44,432	43,355	8,117	8,117	5,815	5,815	11,383	11,383	25,923	26,229

Total Liabilities	44,854	44,708	10,170	9,202	6,810	6,810	11,908	12,762	25,988	29,298
Equity:
Total Equity	16,383	14,517	(4,058)	(3,242)	531	531	53,530	33,975	29,454	15,318
Total Liabilities and Equity	$61,238	$59,225	$6,113	$5,959	$7,341	$7,341	$65,438	$46,737	$55,442	$44,616

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	4,169	2,099	2,532	1,818	(160)	1,564	18	5,877	8,640
Other receivables	179	(8)	0	26	25	2	-	123	75	217
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	94	33	48	470	-	242	-	917	2,760
Total Current Assets	3,261	4,256	2,132	2,607	2,312	(158)	1,806	141	6,869	11,617
Vessels and other property, less accumulated depreciation	105,641	101,449	34,252	32,070	77	103	-	-	-	3
Deferred drydock expenditures, net	-	200	1,546	1,415	16	-	-	-	-	1,065
Total Vessels, Deferred Drydock and Other Property	105,641	101,649	35,798	33,485	93	103	-	-	-	1,068
Investments in Affiliated Companies	-	-	641	641	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	792	-	3,546	-	374	-	1,692	-	770
Other Assets	61	-	67	(1)	(185)	(37)	-	-	-	(81)
Total Assets	$174,942	$172,676	$57,955	$59,594	$13,551	$11,614	$8,594	$8,622	$22,274	$28,780

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	280	39	364	224	404	-	109	5	806
Total Current Liabilities Not Subject to Compromise	239	280	39	364	224	404	-	109	5	806

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	771	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	612	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	10,328
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	33
Total Liabilities Not Subject to Compromise	239	1,664	39	364	(1,402)	404	-	109	5	11,166

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	68,723	66,713	-	-	-	18,289	-	857	0	-
Total Liabilities Subject to Compromise	81,150	79,139	17,158	17,158	21,857	40,147	9,511	10,369	29,716	29,716

Total Liabilities	81,389	80,803	17,198	17,522	20,455	40,551	9,511	10,478	29,721	40,883
Equity:
Total Equity	93,553	91,873	40,757	42,072	(6,905)	(28,937)	(918)	(1,856)	(7,448)	(12,103)
Total Liabilities and Equity	$174,942	$172,676	$57,955	$59,594	$13,551	$11,614	$8,594	$8,622	$22,274	$28,780

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,531	-	-	-	-	2,143	3,381	1,368	1,564
Other receivables	21	(25)	(19)	(2)	-	-	21	(3)	42	21
Inventory	-	-	-	-	-	-	524	754	216	469
Prepaid expenses and other current assets	29	49	0	-	-	-	240	235	263	43
Total Current Assets	2,116	2,555	(19)	(2)	-	-	2,928	4,367	1,889	2,098
Vessels and other property, less accumulated depreciation	35,721	33,401	-	-	-	-	982	797	35,080	33,629
Deferred drydock expenditures, net	1,321	1,066	-	-	-	-	164	775	-	104
Total Vessels, Deferred Drydock and Other Property	37,042	34,468	-	-	-	-	1,146	1,572	35,080	33,733
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,124	-	-	-	-	-	-	-	3,685
Other Assets	(34)	-	(198)	4	-	-	(22)	(1)	(20)	(20)
Total Assets	$78,326	$80,348	$27,112	$27,331	$10,114	$10,114	$17,441	$19,327	$55,771	$58,318

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	414	56	1	-	-	719	700	99	592
Total Current Liabilities Not Subject to Compromise	53	414	56	1	-	-	719	700	99	592

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	151	-	-	-	2,494	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	414	56	152	-	-	719	3,194	99	592

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	81	-	-	-	10,467	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,640	8,114	8,114	23,418	33,885	15,205	15,205

Total Liabilities	38,506	38,867	5,614	5,792	8,114	8,114	24,137	37,079	15,304	15,796
Equity:
Total Equity	39,820	41,481	21,498	21,540	2,000	2,000	(6,696)	(17,752)	40,468	42,522
Total Liabilities and Equity	$78,326	$80,348	$27,112	$27,331	$10,114	$10,114	$17,441	$19,327	$55,771	$58,318

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	79	2,668	1,951	812	(204)	410	964	0	-
Other receivables	-	145	23	13	27	(3)	-	8	12	-
Inventory	259	-	479	(0)	206	-	52	317	-	-
Prepaid expenses and other current assets	273	0	27	48	246	-	(9)	49	-	-
Total Current Assets	3,397	223	3,198	2,013	1,290	(207)	454	1,338	12	-
Vessels and other property, less accumulated depreciation	-	-	55,430	53,181	199	-	23,904	6,410	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,002	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	53,181	3,521	-	24,386	7,412	0	-
Investments in Affiliated Companies	-	-	-	904	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,143	-	2,808	-	277	-	-	-	-
Other Assets	-	-	30	(10)	(26)	0	-	45	13	57
Total Assets	$22,868	$21,837	$65,649	$65,888	$13,253	$8,538	$48,847	$32,803	$56,818	$56,849

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	2	1,398	175	1,021	417	636	248	121	90
Total Current Liabilities Not Subject to Compromise	745	2	1,398	175	1,021	417	636	248	121	90

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	358	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	997	-	240
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	2	1,398	670	2,053	417	636	1,245	121	330

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	1,879	41,435	40,894	-	4,900	-	-	-	-
Total Liabilities Subject to Compromise	23,812	25,691	66,734	66,192	26,423	31,323	35,612	35,612	32,351	32,351

Total Liabilities	24,557	25,692	68,131	66,862	28,476	31,740	36,248	36,857	32,472	32,682
Equity:
Total Equity	(1,689)	(3,855)	(2,482)	(974)	(15,223)	(23,203)	12,600	(4,055)	24,346	24,168
Total Liabilities and Equity	$22,868	$21,837	$65,649	$65,888	$13,253	$8,538	$48,847	$32,803	$56,818	$56,849

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,392	(430)	4,145	-	-	3,112	967	-	-
Other receivables	21	2	86	114	-	-	427	(28)	-	-
Inventory	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	86	123	62	98	-	-	36	2	-	-
Total Current Assets	3,032	3,516	(282)	4,358	-	-	3,772	941	-	-
Vessels and other property, less accumulated depreciation	40,698	19,301	141,583	135,986	-	-	24,600	7,801	-	-
Deferred drydock expenditures, net	2,099	756	-	-	-	-	310	-	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	20,057	141,583	135,986	-	-	24,910	7,801	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	890	-	12	-	3,161	-	-
Other Assets	(2)	(0)	-	-	9	-	(216)	10	-	-
Total Assets	$57,181	$34,926	$144,970	$141,275	$108	$111	$68,802	$52,248	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	239	424	85	-	-	726	237	-	-
Total Current Liabilities Not Subject to Compromise	461	239	424	85	-	-	726	237	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	974	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	545	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,167	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	1,406	424	1,604	-	-	726	237	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	85,862	83,328	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	145,514	142,981	8	8	31,011	31,011	-	-

Total Liabilities	10,949	11,893	145,938	144,584	8	8	31,738	31,248	-	-
Equity:
Total Equity	46,232	23,033	(968)	(3,310)	100	103	37,064	21,000	953	953
Total Liabilities and Equity	$57,181	$34,926	$144,970	$141,275	$108	$111	$68,802	$52,248	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,540	-	-	881	1,378
Other receivables	-	-	-	-	(12)	(5)	-	-	-	390
Inventory	-	-	-	-	733	605	-	-	55	723
Prepaid expenses and other current assets	-	-	-	-	25	42	-	-	24	25
Total Current Assets	-	-	-	-	1,824	2,182	-	-	959	2,516
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	40,563	34,414	53,605	47,429	45,345
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	89
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	40,563	34,414	53,605	47,429	45,434
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	4,439	-	-	-	6,119
Other Assets	-	-	-	-	-	-	-	-	-	0
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$47,184	$34,554	$53,745	$96,023	$101,685

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	731	-	-	277	1,171
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	731	-	-	277	1,171

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	8,390	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	731	-	19,191	277	1,171

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,790	34,454	53,645	74,566	75,460
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	4,394	100	100	21,457	26,225
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$47,184	$34,554	$53,745	$96,023	$101,685

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	(9)	(234)	4,408	-	-	2,100	(472)	(20)	-
Other receivables	(5)	(5)	115	122	-	-	114	564	-	0
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	0	61	95	-	-	96	100	9	(2)
Total Current Assets	2,137	(14)	(57)	4,626	-	-	2,310	1,069	(11)	(2)
Vessels and other property, less accumulated depreciation	47	-	138,736	133,235	-	-	79,751	46,219	9,219	7,595
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	-	796	956
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	133,235	-	-	79,920	46,219	10,015	8,551
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	829	-	1,176	-	-	-	-	-	6,610
Other Assets	(41)	(2)	68	-	-	-	-	-	-	-
Total Assets	$15,991	$13,280	$142,957	$139,460	$-	$-	$167,097	$132,156	$37,244	$42,399

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	123	325	78	-	-	102	58	440	95
Total Current Liabilities Not Subject to Compromise	591	123	325	78	-	-	102	58	440	95

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	770	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	605	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	272	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	123	325	1,453	-	-	102	330	440	95

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	3,573	83,617	81,149	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	27,919	146,717	144,249	15	15	10,670	10,670	14,950	14,950

Total Liabilities	26,473	28,042	147,042	145,702	15	15	10,772	11,000	15,391	15,045
Equity:
Total Equity	(10,482)	(14,762)	(4,085)	(6,243)	(15)	(15)	156,325	121,156	21,853	27,354
Total Liabilities and Equity	$15,991	$13,280	$142,957	$139,460	$-	$0	$167,097	$132,156	$37,244	$42,399

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	3	34	193	-	-	1,551	5	1,820	662
Other receivables	265	0	298	0	-	-	284	0	60	-
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	(3)	5	(2)	-	-	5	(3)	15	(3)
Total Current Assets	261	1	337	191	-	-	2,155	3	2,061	659
Vessels and other property, less accumulated depreciation	22,021	20,242	18,892	17,256	-	-	29,890	27,835	31,327	29,326
Deferred drydock expenditures, net	1,099	559	1,762	501	-	-	746	144	703	839
Total Vessels, Deferred Drydock and Other Property	23,121	20,801	20,653	17,757	-	-	30,636	27,979	32,030	30,165
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	8,963	-	9,689	-	-	-	18,688	-	35,411
Other Assets	19	319	-	-	-	-	17	-	(94)	(50)
Total Assets	$47,801	$54,484	$35,826	$42,473	$124	$124	$62,739	$76,602	$62,405	$94,593

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	32	398	949	-	-	1,084	1,432	20	40
Total Current Liabilities Not Subject to Compromise	464	32	398	949	-	-	1,084	1,432	20	40

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	20,929
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	32	398	949	-	-	1,084	1,432	20	20,969

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,191	9,349	9,900	124	124	9,867	10,215	10,090	31,039
Equity:
Total Equity	36,177	43,293	26,477	32,572	(0)	(0)	52,872	66,387	52,314	63,554
Total Liabilities and Equity	$47,801	$54,484	$35,826	$42,473	$124	$124	$62,739	$76,602	$62,405	$94,593

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	42	1,600	25	-	(32)	-	-	-	-
Other receivables	276	-	328	-	247	55	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	(2)	5	(2)	5	(2)	-	-	-	-
Total Current Assets	350	40	2,211	23	252	20	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	13,900	18,995	17,021	21,186	18,937	-	-	-	-
Deferred drydock expenditures, net	1,102	2,049	1,152	158	1,870	1,584	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	15,949	20,147	17,179	23,056	20,522	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	7,274	-	14,798	-	10,447	-	-	-	-
Other Assets	-	-	(7)	-	-	-	-	-	532	546
Total Assets	$44,834	$50,639	$40,769	$50,417	$45,584	$53,265	$84	$84	$22,996	$23,010

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	92	386	30	1	8	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	92	386	30	1	8	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	20
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	92	386	30	1	8	-	-	(1)	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,564	2,312	1,955	6,050	6,056	-	-	6,232	6,254
Equity:
Total Equity	32,888	39,075	38,457	48,462	39,535	47,209	84	84	16,764	16,757
Total Liabilities and Equity	$44,834	$50,639	$40,769	$50,417	$45,584	$53,265	$84	$84	$22,996	$23,010

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$214,387	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	214,387	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	1,168	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	59,800	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	54,940	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,587,643	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,511	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	240,866	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	242,377	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	1,064,447	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	458	522,721	523,196	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,587,643	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	3,026	-	-
Other receivables	26	26	-	-	10	10	63	63	-	-
Inventory	-	-	-	-	-	-	710	708	-	-
Prepaid expenses and other current assets	4	(1)	-	-	4	(1)	47	14	-	-
Total Current Assets	29	25	-	-	14	9	6,241	3,811	-	-
Vessels and other property, less accumulated depreciation	7,024	6,582	-	-	30,264	29,304	382,438	368,778	-	-
Deferred drydock expenditures, net	602	116	-	-	-	167	-	575	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	6,698	-	-	30,264	29,471	382,438	369,352	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	46,560	-	855
Other Assets	-	(0)	0	(0)	(2)	(1)	0	(12)	-	-
Total Assets	$10,091	$9,158	$1,070	$1,070	$32,339	$31,540	$508,278	$539,311	$1,272	$2,127

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	171	2	3	140	215	598	650	21	-
Total Current Liabilities Not Subject to Compromise	125	171	2	3	140	215	598	650	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,932	-	2	-	3,105	-	11,709	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	3,103	2	5	140	3,321	598	12,359	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	12,459	4,579	4,582	17,353	20,533	89,772	101,533	529	508
Equity:
Total Equity	611	(3,301)	(3,508)	(3,511)	14,986	11,007	418,506	437,778	743	1,619
Total Liabilities and Equity	$10,091	$9,158	$1,070	$1,070	$32,339	$31,540	$508,278	$539,311	$1,272	$2,127

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$371	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	(1)	4	(1)	-	-	5	20
Total Current Assets	-	-	27	22	14	9	16	371	5	20
Vessels and other property, less accumulated depreciation	-	-	32,214	31,190	4,238	3,931	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	93	1,494	425	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,283	5,732	4,356	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	473
Other Assets	-	-	(30)	(28)	9	35	731	203	0	-
Total Assets	$-	$-	$32,280	$31,346	$8,895	$7,540	$10,999	$10,825	$2,312	$1,322

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	210	189	157	-	-	(7)	22
Total Current Liabilities Not Subject to Compromise	-	-	145	210	189	157	-	-	(7)	22

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	58	-	2,812	-	3,094	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	58	145	3,022	189	3,252	-	-	(7)	22

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	479	15,828	18,705	8,638	11,701	9,457	9,457	3,775	3,803
Equity:
Total Equity	(421)	(479)	16,452	12,640	257	(4,161)	1,541	1,368	(1,462)	(2,481)
Total Liabilities and Equity	$-	$-	$32,280	$31,346	$8,895	$7,540	$10,999	$10,825	$2,312	$1,322

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$12,202
Voyage receivables	-	-	-	-	-	-	-	-	8,284	12,816
Other receivables	16	18	14	14	13	12	-	-	9,798	4,874
Inventory	-	-	-	-	-	-	-	-	2,227	2,869
Prepaid expenses and other current assets	4	(1)	4	(1)	4	(1)	-	-	1,623	647
Total Current Assets	20	17	18	13	17	11	-	-	25,433	33,407
Vessels and other property, less accumulated depreciation	3,802	3,477	6,615	6,196	2,897	2,503	-	-	4,340	3,530
Deferred drydock expenditures, net	848	437	311	383	1,219	847	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	3,914	6,926	6,579	4,116	3,350	-	-	4,340	3,530
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	6,667
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,984	-	-	-	1	-	6,187
Other Assets	(3)	(2)	0	(0)	(8)	1	(9)	-	-	-
Total Assets	$7,124	$6,387	$7,191	$12,823	$4,126	$3,364	$9,485	$9,495	$310,035	$322,862

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	137	270	186	134	176	(1)	-	3,384	6,551
Total Current Liabilities Not Subject to Compromise	143	137	270	186	134	176	(1)	-	3,384	6,551

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,965	-	9,457	-	3,378	-	-	-	10,314
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	3,102	270	9,643	134	3,553	(1)	-	3,384	16,865

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	127,578
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275
Other liabilities	-	-	-	-	-	-	-	-	(11)	814
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	294,667

Total Liabilities	8,896	11,855	7,210	16,584	7,447	10,867	10,798	10,799	298,174	311,532
Equity:
Total Equity	(1,772)	(5,468)	(19)	(3,761)	(3,321)	(7,503)	(1,313)	(1,304)	11,861	11,331
Total Liabilities and Equity	$7,124	$6,387	$7,191	$12,823	$4,126	$3,364	$9,485	$9,495	$310,035	$322,862

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	(1)
Total Current Assets	-	-	-	-	-	-	-	-	21	17
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,468
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	81
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	2,549
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	533	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	1
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,339	$3,476	$2,585

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	149
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	149

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	58	-	-	-	2,926
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	58	-	-	167	3,075

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	479	120,341	120,341	6,999	9,906
Equity:
Total Equity	1	1	1,567	1,567	(422)	(479)	(15,930)	(16,002)	(3,523)	(7,321)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,339	$3,476	$2,585

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	2,749	-	-	-	-	-	-	-	-
Other receivables	-	11	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	343	-	-	-	-	-	-	-	-
Total Current Assets	6,311	3,103	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,305	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$28,187	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	108	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	108	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,968	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	2,076	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	300	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,311	-	-	8	8	8	8	1	-

Total Liabilities	37,517	39,387	-	-	8	8	8	8	1	-
Equity:
Total Equity	(9,427)	(11,199)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$28,187	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$3,086	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	1,130	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,611	-	-
Total Current Assets	-	-	-	-	-	-	6,036	6,827	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	5,377	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	5,377	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(3,242)	-	-
Other Assets	-	-	-	-	-	-	117	386	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$217,765	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	15,985	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	15,985	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	37	-	-	-	39,682	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-
Total Liabilities Not Subject to Compromise	-	-	4	37	-	-	10,341	56,193	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	19,332	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	388,679	1,075	1,075

Total Liabilities	16	16	205	238	370	370	403,675	444,873	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(174)	631	631	(190,740)	(227,108)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$217,765	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	(2)	-	-	-	-
Other receivables	-	-	28	13	21	43	137	-	276	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	784	448	783	-	-	-	-
Total Current Assets	-	-	492	797	468	824	137	-	276	-
Vessels and other property, less accumulated depreciation	-	-	274	170	171	69	-	-	-	-
Deferred drydock expenditures, net	-	-	4	653	606	388	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	824	776	456	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	6,351	-	4,123	-	137	-	276
Other Assets	-	-	2,141	1,847	1,159	1,011	-	-	-	-
Total Assets	$2	$2	$45,329	$52,237	$42,695	$46,705	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	2,533	1,192	2,132	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,533	1,192	2,132	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,533	1,192	2,132	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	38,327	37,313	38,253	348	348	565	565
Equity:
Total Equity	0	0	8,343	13,910	5,382	8,451	103	103	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$52,237	$42,695	$46,705	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	(2)
Other receivables	289	17	8	-	307	30	358	43	34	21
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	726	-	-	357	631	360	631	447	781
Total Current Assets	646	743	8	-	664	661	719	675	482	800
Vessels and other property, less accumulated depreciation	143	47	-	-	164	53	167	78	345	199
Deferred drydock expenditures, net	2,793	2,114	-	-	2,195	1,553	2,489	1,609	-	666
Total Vessels, Deferred Drydock and Other Property	2,936	2,161	-	-	2,359	1,606	2,656	1,686	345	865
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,194	1,150	1,150	35,775	35,774	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,968	-	59	-	1,765	-	1,298	-	2,880
Other Assets	601	530	-	-	588	517	921	864	2,138	1,812
Total Assets	$39,345	$40,596	$1,157	$1,209	$39,388	$40,326	$38,730	$38,958	$17,860	$21,253

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	284	-	-	1,268	242	1,881	262	1,207	2,096
Total Current Liabilities Not Subject to Compromise	990	284	-	-	1,268	242	1,881	262	1,207	2,096

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	7,000	-	-	5,458	6,627	5,016	6,185	-	-
Total Liabilities Not Subject to Compromise	6,865	7,284	-	-	6,726	6,869	6,897	6,448	1,207	2,096

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,361	932	932	31,967	31,966	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,456	932	932	32,062	32,061	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,740	932	932	38,788	38,930	40,280	39,831	9,755	10,644
Equity:
Total Equity	(944)	(144)	225	277	600	1,396	(1,551)	(873)	8,104	10,609
Total Liabilities and Equity	$39,345	$40,596	$1,157	$1,209	$39,388	$40,326	$38,730	$38,958	$17,860	$21,253

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	-	119	38	30	47	-	-	211	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	631	448	783	-	-	-	-
Total Current Assets	211	-	476	669	477	829	-	-	211	-
Vessels and other property, less accumulated depreciation	-	-	51	29	244	83	-	-	-	-
Deferred drydock expenditures, net	-	-	209	1,993	891	424	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	2,023	1,134	507	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	195	-	-	-	3,772	-	-	-	273
Other Assets	-	-	1,189	1,005	1,246	1,041	-	-	66	1
Total Assets	$3,928	$3,913	$43,418	$45,189	$42,113	$45,405	$383	$383	$875	$872

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	-	1,043	574	1,239	1,942	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	-	1,043	574	1,239	1,942	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,043	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	5,738	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	-	5,613	7,355	1,239	1,942	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	488	42,430	44,173	36,507	37,210	378	378	940	940
Equity:
Total Equity	3,430	3,425	987	1,017	5,606	8,195	4	4	(65)	(68)
Total Liabilities and Equity	$3,928	$3,913	$43,418	$45,189	$42,113	$45,405	$383	$383	$875	$872

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	-	10	10
Other receivables	222	-	-	-	-	-	188	142	51	33
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	46	443	798
Total Current Assets	222	-	-	-	7	-	436	188	504	841
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	233,276	219	191
Deferred drydock expenditures, net	-	-	-	-	-	-	235	595	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	233,870	219	191
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	194	-	-	-	-	-	35,960	-	4,342
Other Assets	-	-	-	-	-	-	88	131	3,469	5,304
Total Assets	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$366,580	$8,387	$14,873

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	490	1,186	2,226
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	490	1,186	2,226

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	490	1,186	2,226

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,251	7	7	6,025	6,021	161,573	159,060	8,052	9,092
Equity:
Total Equity	4,616	4,607	2	2	1,111,770	1,150,424	179,876	207,519	334	5,781
Total Liabilities and Equity	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$366,580	$8,387	$14,873

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	18	2,457	2,532	1,407	1,848	1,982	50	1,168	45
Other receivables	(30)	70	21	(10)	10	10	-	345	(5)	553
Inventory	-	-	-	-	421	705	248	-	359	-
Prepaid expenses and other current assets	358	631	29	46	27	42	282	(0)	282	0
Total Current Assets	328	719	2,507	2,568	1,865	2,606	2,512	395	1,804	598
Vessels and other property, less accumulated depreciation	9	7	35,337	33,019	24,544	9,080	-	-	-	-
Deferred drydock expenditures, net	309	2,397	1,450	1,067	1,497	1,075	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	2,404	36,787	34,086	26,041	10,154	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,262	-	3,825	-	698	-	1,218	-	205
Other Assets	1,584	1,349	-	(2)	(40)	32	(1)	-	(3)	-
Total Assets	$43,952	$52,455	$78,059	$79,243	$41,675	$27,299	$23,264	$22,365	$23,088	$22,090

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	2,796	373	386	67	615	84	2	438	7
Total Current Liabilities Not Subject to Compromise	1,050	2,796	373	386	67	615	84	2	438	7

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	5,248	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	8,044	373	386	67	615	84	2	438	7

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	3,557	-	3,589
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	27,725	25,450	29,039

Total Liabilities	34,280	37,195	37,700	37,712	14,586	15,134	24,252	27,728	25,888	29,046
Equity:
Total Equity	9,671	15,260	40,360	41,530	27,089	12,165	(989)	(5,363)	(2,800)	(6,956)
Total Liabilities and Equity	$43,952	$52,455	$78,059	$79,243	$41,675	$27,299	$23,264	$22,365	$23,088	$22,090

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	2,451	2,779	1,793	598	367	3,110	4,006
Other receivables	11	-	(7)	(4)	9	(0)	53	20	21	138
Inventory	658	-	-	-	-	475	192	0	-	-
Prepaid expenses and other current assets	34	-	29	60	243	180	303	0	75	103
Total Current Assets	1,122	-	2,395	2,507	3,031	2,449	1,147	388	3,206	4,247
Vessels and other property, less accumulated depreciation	-	-	37,449	35,318	-	-	269	-	51,807	50,614
Deferred drydock expenditures, net	-	-	331	106	-	-	387	-	73	2,035
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	35,424	-	-	656	-	51,879	52,649
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	9,923
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	631	-	2,655	-	1,137	-	-	-	-
Other Assets	3	-	(33)	9	-	-	(96)	(4)	(23)	(2)
Total Assets	$52,639	$52,145	$79,279	$79,732	$18,845	$19,399	$54,195	$52,873	$65,241	$66,817

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	12	59	264	367	919	350	271	301	87
Total Current Liabilities Not Subject to Compromise	431	12	59	264	367	919	350	271	301	87

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	492
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,911	-	3,085
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	12	59	264	878	919	4,633	2,183	301	3,664

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	2,967	-	8,154	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,510	57,566	65,720	6,407	6,407

Total Liabilities	71,941	71,522	33,236	33,440	20,420	23,429	62,199	67,902	6,707	10,071
Equity:
Total Equity	(19,302)	(19,377)	46,044	46,292	(1,576)	(4,030)	(8,004)	(15,030)	58,534	56,746
Total Liabilities and Equity	$52,639	$52,145	$79,279	$79,732	$18,845	$19,399	$54,195	$52,873	$65,241	$66,817

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	2	66	452	2,925	3,701	226	-	364	974
Other receivables	11	(41)	445	445	61	36	33	(14)	-	334
Inventory	-	-	-	-	-	-	-	-	486	386
Prepaid expenses and other current assets	34	51	2	1	94	118	30	45	119	25
Total Current Assets	69	12	513	899	3,080	3,855	289	31	969	1,719
Vessels and other property, less accumulated depreciation	35,909	33,602	34,354	32,179	47,915	45,413	55,715	53,437	47,696	45,710
Deferred drydock expenditures, net	1,270	1,161	1,392	1,100	1,970	1,388	-	-	-	51
Total Vessels, Deferred Drydock and Other Property	37,179	34,763	35,746	33,279	49,885	46,802	55,715	53,437	47,696	45,761
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,693	-	3,275	-	1,711	-	2,925	-	4,665
Other Assets	(38)	(1)	-	-	(33)	(35)	(3)	-	-	-
Total Assets	$63,163	$62,421	$76,226	$77,420	$62,770	$62,172	$57,350	$57,742	$96,365	$99,846

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	98	652	1,103	260	501	438	467	30	503
Total Current Liabilities Not Subject to Compromise	247	98	652	1,103	260	501	438	467	30	503

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	399	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	98	652	1,103	260	501	438	988	30	503

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,435	40,952	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	56,956	56,474	74,364	74,364

Total Liabilities	25,166	25,017	30,955	31,406	9,212	9,453	57,394	57,462	74,394	74,867
Equity:
Total Equity	37,996	37,404	45,271	46,014	53,559	52,719	(44)	280	21,971	24,979
Total Liabilities and Equity	$63,163	$62,421	$76,226	$77,420	$62,770	$62,172	$57,350	$57,742	$96,365	$99,846

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$4	$-	$-	$-	$-
Voyage receivables	1,537	909	1,417	1,189	1,727	1,550	1,549	1,807	2,047	2,517
Other receivables	(4)	12	16	75	10	15	3	(31)	(16)	(6)
Inventory	-	776	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	222	47	79	23	70	240	234	29	47
Total Current Assets	1,773	1,919	1,480	1,343	1,770	1,640	1,792	2,010	2,061	2,558
Vessels and other property, less accumulated depreciation	935	750	22,496	21,229	42,556	39,168	1,040	845	34,297	32,116
Deferred drydock expenditures, net	4	124	1,887	1,389	1,389	914	(0)	938	1,564	1,601
Total Vessels, Deferred Drydock and Other Property	938	874	24,384	22,618	43,945	40,082	1,040	1,782	35,861	33,717
Investments in Affiliated Companies	-	-	-	-	-	-	-	300	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	175	-	966	-	-	-	-	-	3,493
Other Assets	10	(9)	66	109	(37)	(11)	15	(26)	(12)	(6)
Total Assets	$8,663	$8,901	$35,909	$35,015	$57,109	$53,142	$8,687	$9,907	$56,046	$57,898

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	830	220	93	1,282	51	44	45	57	401
Total Current Liabilities Not Subject to Compromise	45	830	220	93	1,282	51	44	45	57	401

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	560	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	535	-	2,029	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	830	220	93	1,282	1,146	44	2,074	57	401

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	11,746	-	0	36,851	36,566	-	10,192	-	-
Total Liabilities Subject to Compromise	11,884	23,630	34,990	34,990	62,866	62,581	12,130	22,322	14,750	14,750

Total Liabilities	11,929	24,460	35,210	35,083	64,147	63,728	12,174	24,396	14,807	15,151
Equity:
Total Equity	(3,266)	(15,559)	699	(67)	(7,038)	(10,586)	(3,487)	(14,489)	41,238	42,747
Total Liabilities and Equity	$8,663	$8,901	$35,909	$35,015	$57,109	$53,142	$8,687	$9,907	$56,046	$57,898

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	1,178	1,715	1,548	19	9	14,133	2,638	1,692	28
Other receivables	6	37	33	(1)	-	-	522	358	26	566
Inventory	-	-	598	721	-	-	-	535	-	-
Prepaid expenses and other current assets	41	66	220	36	241	461	1,416	(42)	639	(0)
Total Current Assets	506	1,281	2,565	2,303	260	471	16,071	3,489	2,357	594
Vessels and other property, less accumulated depreciation	21,356	20,113	32,130	30,746	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	836	(2)	17	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	20,949	32,128	30,763	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	-	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	685	-	3,543	-	-	-	9,866	-	1,456
Other Assets	37	42	-	(27)	-	-	-	-	(20)	(2)
Total Assets	$31,690	$31,062	$54,673	$56,561	$9,116	$9,326	$55,012	$49,433	$15,042	$13,143

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	237	148	605	240	460	616	520	53	199
Total Current Liabilities Not Subject to Compromise	743	237	148	605	240	460	616	520	53	199

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	26	-	459	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	237	148	605	240	486	1,179	979	686	199

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	23,010
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	44,884

Total Liabilities	6,592	6,086	17,243	17,700	9,091	9,337	59,179	58,001	22,560	45,083
Equity:
Total Equity	25,098	24,976	37,429	38,862	24	(12)	(4,167)	(8,569)	(7,518)	(31,940)
Total Liabilities and Equity	$31,690	$31,062	$54,673	$56,561	$9,116	$9,326	$55,012	$49,433	$15,042	$13,143

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	4,770	-	-	173	(6)	-	-
Other receivables	-	-	18	62	-	-	13	30	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	121	-	-	344	(3)	-	-
Total Current Assets	-	-	3,449	4,953	-	-	531	21	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	47,931	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,456	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	49,387	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,241	-	-	-	-	-	-
Other Assets	-	-	(6)	(6)	-	-	(35)	-	-	-
Total Assets	$105,125	$105,125	$66,470	$65,898	$295	$295	$31,953	$30,377	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	409	-	-	68	511	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	409	-	-	68	511	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	132	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	409	-	-	776	644	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	23,598	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,494	211	211	47,096	70,693	58,345	58,345

Total Liabilities	-	-	8,821	8,904	211	211	47,872	71,337	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	56,995	85	85	(15,919)	(40,960)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$65,898	$295	$295	$31,953	$30,377	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,875	-	-	2,869	1,112	-	-	753	45
Other receivables	-	-	13	(1)	-	8	-	-	2	400
Inventory	-	-	-	-	-	808	-	-	169	-
Prepaid expenses and other current assets	243	212	-	-	186	341	-	-	272	1
Total Current Assets	1,817	2,087	13	(1)	3,055	2,269	-	-	1,196	446
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	73	-	-	-	1,896	-	-	-	250
Other Assets	(9)	1	87	-	54	54	-	-	-	-
Total Assets	$21,448	$21,801	$5,179	$5,079	$10,432	$11,541	$21,117	$21,117	$25,757	$25,256

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	3	20	-	764	1,551	-	-	549	36
Total Current Liabilities Not Subject to Compromise	27	3	20	-	764	1,551	-	-	549	36

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	3	20	-	1,275	1,551	-	-	549	36

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	4,870	-	-	-	3,937	-	-	-	2,457
Total Liabilities Subject to Compromise	23,604	28,474	2,136	2,136	11,440	15,377	14,490	14,490	25,618	28,075

Total Liabilities	24,131	28,477	2,156	2,136	12,715	16,928	14,490	14,490	26,167	28,111
Equity:
Total Equity	(2,683)	(6,676)	3,023	2,943	(2,283)	(5,387)	6,627	6,627	(410)	(2,855)
Total Liabilities and Equity	$21,448	$21,801	$5,179	$5,079	$10,432	$11,541	$21,117	$21,117	$25,757	$25,256

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors		Total Non-debtors
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$569,748	$-	$-	$398,725	$569,748	$79,248	$13,103
Voyage receivables	-	-	168,830	141,211	-	-	168,830	141,211	2,923	1,117
Other receivables	10	-	48,974	34,973	-	-	48,974	34,973	10,321	(9,559)
Inventory	-	-	14,150	16,186	-	-	14,150	16,186	-	-
Prepaid expenses and other current assets	-	-	46,596	25,646	-	-	46,596	25,646	40	252
Total Current Assets	10	-	677,274	787,763	-	-	677,274	787,762	92,533	4,913
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,749,840	1	2	3,147,915	2,749,842	(12,092)	(11,628)
Deferred drydock expenditures, net	-	-	73,898	58,233	-	-	73,898	58,233	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,808,074	1	2	3,221,813	2,808,075	(12,092)	(11,628)
Investments in Affiliated Companies	-	-	247,664	314,695	-	-	247,664	314,695	300	-
Intangible Assets, less accumulated amortization	-	-	72,413	67,000	-	-	72,413	67,000	242	224
Goodwill	-	-	9,668	9,668	-	-	9,668	9,668	(79)	(79)
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921	-	-
Intercompany loans receivable and accrued interest	-	-	448,108	406,900	(359,840)	(380,126)	88,268	26,774	16,484	16,318
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,291	(5,843,696)	(5,878,291)	-	-	2,142,541	2,142,796
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,232,910	-	-	2,233,518	2,232,910	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	14,097	-	-	-	14,097	-	566
Post-petition Intercompany receivables from debtors	-	-	-	577,094	-	(577,094)	-	-	-	36,133
Other Assets	-	-	16,704	26,684	30	29	16,734	26,713	(271)	193
Total Assets	$61	$51	$18,202,977	$18,593,957	$(11,487,710)	$(12,158,342)	$6,715,267	$6,435,615	$2,239,657	$2,189,436

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	398,237	62	62	73,689	398,300	19,478	27,518
Total Current Liabilities Not Subject to Compromise	0	-	73,627	398,237	62	62	73,689	398,300	19,478	27,518

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	146,264	-	(146,264)	-	-	88,268	26,774
Post-petition intercompany payables to non-debtors	-	-	-	36,133	-	-	-	36,134	-	566
Post-petition intercompany payables to other debtors	-	-	-	577,094	-	(577,094)	-	-	2,233,518	2,247,006
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	379,828	-	-	752,534	379,828	6,201	4,908
Total Liabilities Not Subject to Compromise	0	-	831,618	1,537,556	62	(723,296)	831,680	814,263	2,347,466	2,306,773

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,180	(359,840)	(233,862)	16,484	16,318	-	-
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,142,796	-	-	2,142,541	2,142,796	-	-
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,291	(5,843,696)	(5,878,291)	-	(0)	-	-
Other liabilities	-	-	2,623,588	2,833,700	-	(1)	2,623,588	2,833,699	-	-
Total Liabilities Subject to Compromise	-	-	10,986,149	11,104,967	(6,203,536)	(6,112,154)	4,782,613	4,992,813	-	-

Total Liabilities	0	-	11,817,768	12,642,523	(6,203,474)	(6,835,450)	5,614,294	5,807,076	2,347,466	2,306,773
Equity:
Total Equity	61	51	6,385,210	5,951,433	(5,284,236)	(5,322,893)	1,100,973	628,541	(107,809)	(117,337)
Total Liabilities and Equity	$61	$51	$18,202,977	$18,593,957	$(11,487,710)	$(12,158,343)	$6,715,267	$6,435,615	$2,239,657	$2,189,436

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2013

	Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000s)	November 13, 2012	November 30, 2013	November 13, 2012	November 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$477,973	$582,851
Voyage receivables	-	-	171,753	142,327
Other receivables	-	-	59,295	25,413
Inventory	-	-	14,150	16,186
Prepaid expenses and other current assets	-	-	46,636	25,898
Total Current Assets	-	-	769,807	792,675
Vessels and other property, less accumulated depreciation	-	-	3,135,823	2,738,213
Deferred drydock expenditures, net	-	-	73,898	58,233
Total Vessels, Deferred Drydock and Other Property	-	-	3,209,721	2,796,446
Investments in Affiliated Companies	-	-	247,964	314,695
Intangible Assets, less accumulated amortization	-	-	72,655	67,224
Goodwill	-	-	9,589	9,589
Investments in subsidiaries	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	(104,752)	(43,092)	-	(0)
Pre-petition intercompany receivables from debtors	(2,142,541)	(2,142,796)	-	-
Pre-petition Intercompany receivables from non-debtors	(2,233,518)	(2,232,910)	-	-
Post-petition intercompany receivables from non-debtors	-	(14,663)	-	-
Post-petition Intercompany receivables from debtors	-	(36,133)	-	-
Other Assets	-	-	16,464	26,907
Total Assets	$(4,628,725)	$(4,617,515)	$4,326,200	$4,007,536

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	93,170	425,818
Total Current Liabilities Not Subject to Compromise	-	-	93,170	425,818

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	(88,268)	(26,774)	-	-
Post-petition intercompany payables to non-debtors	-	(36,700)	-	-
Post-petition intercompany payables to other debtors	(2,233,518)	(2,247,006)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	758,736	384,737
Total Liabilities Not Subject to Compromise	(2,321,786)	(2,310,481)	857,363	810,555

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	(16,484)	(16,318)	-	-
Pre-petition intercompany payables to non-debtors	(2,142,541)	(2,142,796)	-	-
Pre-petition intercompany payables to other debtors	-	0	-	-
Other liabilities	-	-	2,623,588	2,833,699
Total Liabilities Subject to Compromise	(2,159,025)	(2,159,114)	2,623,588	2,833,699

Total Liabilities	(4,480,811)	(4,469,595)	3,480,951	3,644,254
Equity:
Total Equity	(147,914)	(147,921)	845,249	363,282
Total Liabilities and Equity	$(4,628,725)	$(4,617,516)	$4,326,200	$4,007,536

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 169